Filed with the Securities and Exchange Commission on [January 31, 1997].


                                         1933 Act Registration File No. 33-87298
                                                      1940 Act File No. 811-8902

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ____                              |_|


         Post-Effective Amendment No.  [2]                             |X|
                                      -----


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


         Amendment No.  [3]                                            |X|
                       -----



                         1838 INVESTMENT ADVISORS FUNDS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA         19087
-------------------------------------------------------------------------        -----
         (Address of Principal Executive Offices)                              (Zip Code)


       Registrant's Telephone Number, including Area Code: (610) 293-4300

    Anna M. Bencrowsky, Vice President                     Copy to:
      1838 Investment Advisors Funds               Joseph V. Del Raso, Esq.
  Five Radnor Corporate Center, Suite 320      Stradley, Ronon, Stevens & Young
            100 Matsonford Road                    2600 One Commerce Square
             Radnor, PA  19087                      Philadelphia, PA  19103
  (Name and Address of Agent for Service)


It is proposed that this filing will become effective:


         [  X     immediately upon filing pursuant to paragraph (b)]

         [        on                  pursuant to paragraph (b)]

         [        60 days after filing pursuant to paragraph (a)(1)]

         [        on                  pursuant to paragraph (a)(1)]

         [        75 days after filing pursuant to paragraph (a)(2)]

         [        on                 pursuant to paragraph (a)(2) of Rule 485.]

[If appropriate, check the following box:]

         [ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.]



Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 for its fiscal year ended October 31, 1995 on or about December 19, 1996.

                              CROSS-REFERENCE SHEET
                             Pursuant to Rule 481(a)

                         1838 INVESTMENT ADVISORS FUNDS

                           Items Required By Form N-1A

               PART A - PROSPECTUS-1838 INTERNATIONAL EQUITY FUND



Item No.       Item Caption                          Prospectus Caption
--------       ------------                          -------------------

     1.        Cover Page                            Cover Page

     2.        Synopsis                              Synopsis, Expenses of the Fund

     3.        Condensed Financial                   Financial Highlights
                     Information                     Performance Information

     4.        General Description of                Cover Page; Investment Objective and Policies, Risks in
                     Registrant                      Derivatives and Other Investment Practices, Special  Risk
                                                     Considerations


     5.        Management of the Fund                Management of the Fund


     6.        Capital Stock and Other               Shares of Beneficial Interest, Voting Rights and
                     Securities                      Shareholder Meetings, Dividends, Distributions and Taxes

     7.        Purchase of Securities                How to Purchase Shares
                     Being Offered                   Determination of Net Asset Value

     8.        Redemption or Repurchase              How to Redeem Shares

     9.        Pending Legal Proceedings             Not Applicable



                    PART A - PROSPECTUS-SMALL CAP EQUITY FUND

Item No.       Item Caption                          Prospectus Caption
--------       ------------                          ------------------

     1.        Cover Page                            Cover Page

     2.        Synopsis                              Synopsis, Expenses of the Fund

     3.        Condensed Financial                   Not Applicable
                     Information

     4.        General Description of                Cover Page; Investment Objective and Policies
                     Registrant                      Risks in Derivatives and Other Investment Restrictions
                                                     Special Risk Consideration, Investment Restrictions

     5.        Management of the Fund                Management of the Fund


     6.        Capital Stock and Other               Shares of Beneficial Interest, Voting Rights and
                     Securities                      Shareholder Meetings, Dividends, Distributions and
                                                     Taxes

     7.        Purchase of Securities                How to Purchase Shares
                     Being Offered                   Determination of Net Asset Value

     8.        Redemption or Repurchase              How to Redeem Shares

     9.        Pending Legal Proceedings             Not Applicable


                              CROSS-REFERENCE SHEET
                             Pursuant to Rule 481(a)

                         1838 INVESTMENT ADVISORS FUNDS

                     Items Required By Form N-1A (continued)

                  PART B - STATEMENT OF ADDITIONAL INFORMATION



                                                     Caption in Statement of
Item No.       Item Caption                          Additional Information
--------       ------------                          -----------------------
     10.       Cover Page                            Cover Page

     11.       Table of Contents                     Table of Contents

     12.       General Information                   Not Applicable

     13.       Investment Objectives                 Cover, Investment Objective and Policies, Investment
                     and Policies                    Restrictions

     14.       Management of the Fund                Trustees and Officers of the Trust

     15.       Control Persons and Principal         Control Persons and Principal Holders of Securities
                     Holders of Securities


     16.       Investment Advisory and               Investment Advisor
                     Other Services


     17.       Brokerage Allocation                  Allocation of Portfolio Brokerage

     18.       Capital Stock and Other               Not Applicable
                     Securities

     19.       Purchase, Redemption and              Purchase of Shares, Redemptions
                     Pricing of Securities
                     Being Offered

     20.       Tax Status                            Taxation

     21.       Underwriters                          Distributor

     22.       Calculation of Performance            Performance
                     Data

     23.       Financial Statements                  Financial Statements



                           PART C - OTHER INFORMATION

         Information required to be included in Part C on Form N-1A is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             [1838 GRAPHIC OMITTED]


                            INTERNATIONAL EQUITY FUND






                 THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1997


                     Five Radnor Corporate Center, Suite 320
                      100 Matsonford Road, Radnor, PA 19087
                                 (610) 293-4300



         1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company. It is organized as a series Delaware business trust and has established two series: 1838 International Equity Fund and 1838 Small Cap Equity Fund. Each series of the Trust has a diversified portfolio of assets and a specific investment objective and policies. This prospectus pertains only to 1838 International Equity Fund (the "Fund").



         The investment objective of the Fund is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Investments may be shifted among the various equity markets of the world outside of the U.S., depending upon management's outlook with respect to prevailing trends and developments. It is anticipated that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East. A portion of the Fund's assets also may be invested in developing countries. There can be no assurance that the Fund's investment objective will be achieved. (See "Investment Objective and Policies" and "Special Risk Considerations.")

         The shares of the Fund may be purchased or redeemed at any time. Purchases will be effected at the net asset value next determined following receipt and acceptance of the investor's purchase order. Redemptions will be effected at the net asset value next determined following receipt and acceptance of the investor's request. (See "Calculation of Net Asset Value," "How to Purchase Shares," and "How to Redeem Shares.")


         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. More information about the Fund has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated February 1, 1997 which is available at no charge upon written request to the Trust. The Trust's Statement of Additional Information is incorporated herein by reference.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


#2270

                                TABLE OF CONTENTS


SYNOPSIS......................................................................3

EXPENSES OF THE FUND..........................................................4

FINANCIAL HIGHLIGHTS..........................................................5

THE FUND......................................................................5

INVESTMENT OBJECTIVE AND POLICIES.............................................5

RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES...........................8

SPECIAL RISK CONSIDERATIONS..................................................12

INVESTMENT RESTRICTIONS......................................................14

MANAGEMENT OF THE FUND.......................................................14

CALCULATION OF NET ASSET VALUE...............................................16

HOW TO PURCHASE SHARES.......................................................17

EXCHANGE OF SHARES...........................................................18

HOW TO REDEEM SHARES.........................................................18

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................21

SHAREHOLDER ACCOUNTS.........................................................22

RETIREMENT PLANS.............................................................22


SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS
 AND SHAREHOLDER MEETINGS....................................................23

PERFORMANCE..................................................................23

SYNOPSIS
   Open-End Investment Company
            1838 Investment Advisors Funds, which was organized as a Delaware business trust on December 9, 1994, is an open-end, management investment company. It is organized as a series Delaware business trust and currently offers shares of the 1838 International Equity Fund (the "Fund"). See "The Fund" and "Shares of Beneficial Interest, Voting Rights and Shareholder Meetings."

   Investment Objective
            The objective of the Fund is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. See "Investment Objective and Policies."


   Investment Adviser, Distributor and Transfer Agent
         1838 Investment Advisors, L.P. (the "Investment Adviser") is the investment adviser for the Fund. Rodney Square Distributors, Inc. ("RSD") is the distributor for the Fund. Rodney Square Management Corporation ("Rodney Square") is the administrator, transfer agent and dividend disbursing agent for the Fund. See "Management of the Fund."


   How to Purchase Shares
         The Fund does not impose any sales load or 12b-1 Plan fees. The public offering price of shares of the Fund is the net asset value per share next determined after the receipt in proper form of the purchase order. See "How to Purchase Shares."

   Minimum Investment
         The minimum initial investment is $1,000 and there is no minimum for subsequent investments. See "How to Purchase Shares."

   Redemptions and Exchanges
         Shares of the Fund are redeemed at the net asset value calculated after receipt of the redemption request. A purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. See "How to Redeem Shares" and "Exchange of Shares."


   Investment Advisory Fees
         The Investment Adviser manages the investment of the assets of the Fund in accordance with its objective and policies and restrictions, subject to the supervision and direction of the Board of Trustees.

         For its services, the Investment Adviser is paid a monthly fee at the annual rate of .75% of the Fund's average daily net assets. See "Management of the Fund."


   Risk Factors and Special Considerations

        Investors should consider a number of factors:

        1. Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. See "Investment Objective and Policies" and "Special Risk Considerations."

        2. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Further, there will be costs attendant to converting such currencies into U.S. dollars. See "Special Risk Considerations."

        3. The Fund may engage in the following portfolio strategies: enter into forward foreign currency exchange contracts and foreign currency futures and options; write covered options; purchase options; and engage in transactions in stock index options and futures and related options on such futures. See "Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures" under "Risks in Derivatives and Other Investment Practices" and "Special Risk Considerations."

        4. The Fund may lend securities from its portfolio, with a value not exceeding 33-1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral prior to lending. The principal risk to the Fund is the risk that the borrower defaults on its obligation to return borrowed securities. See "Lending of Portfolio Securities" under "Risks in Derivatives and Other Investment Practices."

        5. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts (which involve risk of loss if a seller defaults on its obligations under the agreement or contract). See "Repurchase Agreements and Purchase and Sale Contracts" under "Risks in Derivatives and Other Investment Practices."


EXPENSES OF THE FUND
        Shareholder Transaction Expenses
        Maximum Sales Load Imposed on Purchases.....................      None
        Maximum Sales Load Imposed on Reinvested Dividends..........      None

        Annual Operating Expenses
        (as a percentage of average net assets)

        Investment Advisory Expenses (after fee waiver)..............   0.27%(1)
        12b-1 Fees...................................................     None
        Other Expenses (after fee waivers) ..........................   0.98%(1)

                  Total Fund Operating Expenses (after fee waivers)..   1.25%(1)

         (1) The Investment Adviser has voluntarily agreed to waive its fees of 0.75% of the Fund's average daily net assets, of which $138,238 was waived, so that the Fund's total operating expenses will not exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded at any time in the future. In addition, the Administrator, Transfer Agent, and the Accounting Agent have voluntarily agreed to waive a portion of their fees for the first 12 months following the Fund's commencement of operations. The amount of "Other Expenses," absent the fee waivers, would have been 1.05%. Absent all expense waivers, the total operating expenses of the Fund would have been 1.80% of the Fund's average daily net assets on an annualized basis for the fiscal period ended October 31, 1996.


         The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on actual amounts incurred during the most recent fiscal year.


         The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return; and (2) redemption at the end of each time period.

        1 yr.              3 yrs.              5 yrs.                    10 yrs.
        -----              ------              ------                    -------

        $ 13               $ 40                 $ 69                      $ 151

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. The above example is based upon actual expenses for the fiscal period October 31, 1995 to October 31, 1996.

FINANCIAL HIGHLIGHTS



         The following table includes selected data for a share outstanding throughout each period presented. The figures in this table are audited and should be read in conjunction with the Fund's financial statements and notes thereto, and the auditor's report thereon, all of which are included in the Fund's Statement of Additional Information.


                                                                                       For the Period
                                                              For the                  August 3, 1995
                                                             Year Ended          Commencement of Operations
                                                          October 31, 1996        through October 31, 1995
                                                          ----------------       --------------------------
Net Asset Value - Beginning of Period ...........               $9.61                     $10.00

Investment Operations:

     Net investment income ......................                0.07                       0.02
     Net realized and unrealized gain (loss)
       on investment and foreign currency
       transactions .............................                0.80                      (0.41)

         Total from investment operations .......                0.87                      (0.39)


Distributions:
   From net investment income....................               (0.04)                        --

Net Asset Value - End of Period .................              $10.44                      $9.61


Total Return  ...................................                9.11%                     (3.90)%
Ratios (to average net assets)-Supplemental Data:
     Expenses(1).................................                1.25%                      1.25%*
     Net investment income.......................                0.70%                      1.02%*
Portfolio turnover rate..........................               59.11%                     42.21%*
Average commission rate paid.....................             $0.0211                         --
Net assets at end of period (000 omitted)........             $41,209                    $16,764


(1) Without waivers the annualized ratio of expenses to average daily net assets would have been 1.80% and 2.60% for the period ending October 31, 1996, and October 31, 1995, respectively.

*  Annualized.



THE FUND

         1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company commonly known as a mutual fund. The Trust was established as a series Delaware business trust on December 9, 1994 and has established two series: 1838 International Equity Fund and 1838 Small Cap Equity Fund. Each series of the Trust has a diversified portfolio of assets. This prospectus relates only to the 1838 International Equity Fund (the "Fund").


INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are set forth below. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its objective.

         The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. The Fund may employ a variety of investments and techniques to hedge against market and currency risk. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments and should be considered as a vehicle for diversification and not as a balanced investment program.

         The Fund intends to reduce investment risk by allocating its investments among the capital markets of a number of countries by investing in an international portfolio of securities of foreign companies located throughout the world. Specifically, the Fund intends to invest in the capital markets of more than 20 countries with emphasis on the largest markets of Japan, the United Kingdom, France and Germany. While there are no prescribed limits on the geographic allocation of the Fund's investments, management of the Fund anticipates that a substantial portion of its assets will be invested in the developed countries of Europe and the Far East. However, for the reasons stated below, management of the Fund will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. Although it is not anticipated that a significant portion of the Fund's assets may be invested in such developing countries, the Fund may invest without limitation in such securities.


         The allocation of the Fund's assets among the various foreign securities markets will be based primarily on an assessment of the phase in the business cycle and long-term growth potential of the various economies and the valuation of each securities market, currency and taxation considerations and other pertinent financial, social, national and political factors. Within such allocations, the Investment Adviser will seek to identify equity investments in each market which are expected to provide long-term capital appreciation which equals or exceeds the performance benchmark of such market as a whole.


         Up to 20% of the Fund's assets may be invested in developing countries. This allocation of the Fund's assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly so-called "emerging" countries (such as Malaysia, Mexico and Thailand), which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Because of the general illiquidity of the capital markets in certain developing countries, the Fund may invest in a relatively small number of leading or relatively actively traded companies in such countries' capital markets with the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

         The Fund currently does not intend to invest in developing countries that were recently communist countries. If the Fund determines that it would be beneficial to the Fund and its shareholders to invest in developing countries that were recently communist countries, the Fund will notify shareholders that it intends to invest in such countries, and will provide proper disclosure with respect to such investments.


         While the Fund primarily will emphasize investments in common stock, the Fund may also invest in other equity securities consisting of preferred stocks, debt securities which are convertible into or exchangeable for common stock, and equity securities such as warrants or rights that are convertible into common stock. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents in U.S. dollars or foreign currencies and short-term securities including money market securities. Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in temporary defensive obligations of U.S. issuers. Under normal conditions, however, at least 65% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. Investments made for temporary defensive purposes will be maintained only during periods in which the Investment Adviser determines that economic or financial conditions are adverse for holding or being fully invested in equity securities of foreign issuers. A portion of the portfolio normally will be held in U.S. dollars or short-term interest bearing U.S. dollar-denominated securities to provide for possible redemptions.


         For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

         The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers such as convertible preferred stock, convertible bonds and warrants or rights convertible into common stock. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. If the Fund determines that other securities convertible into foreign securities are available on the market, the Fund will notify Shareholders before investing in such securities.

         ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.


         The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, and otherwise restricted securities, unless the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.) The Board of Trustees has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.


         Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES
Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures

     The following investment practices are practices that involve investment in derivatives. Derivatives are contracts or securities, the value of which depends on (or "derives" from) the future prices of underlying financial assets. Investment in derivatives entails risk of which investors should be aware, as described under each heading below. For additional information about derivative securities in which the Fund may invest, and the risks associated with those investments, see "Investment Objectives and Policies" in the Fund's Statement of Additional Information.

   Forward Foreign Currency Exchange Contracts

         The Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Fund against exchange rate fluctuation. While such forward contracts may limit losses to the Fund as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Fund will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Investment Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Fund will thereby be served. Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Fund to buy or sell currency will generally require the Trust's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade assets equal to the amount of the Fund's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. See "Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

   Foreign Currency Futures Contracts and Options

         As another means of reducing the risks associated with investing in securities denominated in foreign currencies, the Fund may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against anticipated future changes in currency prices which otherwise might adversely affect the value of the Fund's portfolio securities. The Fund will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures contracts and options entail risks, but the Investment Adviser believes that use of such contracts and options may benefit the Fund by diminishing currency risks. The Fund will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 50% of the value of its total assets. In addition, the Fund may enter into a futures contract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.


   Writing Covered Options
         The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.

         The Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund maintains liquid securities with its custodian equal to or greater than the exercise price of the underlying security. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

   Purchasing Options
         The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires.

         The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

   Stock Index Options and Futures
         The Fund may engage in transactions in stock index options and futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

         The Fund may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

         The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Investment Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

         The Fund also has authority to purchase and write call and put options on stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

         The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options

         The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.


         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Trust without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission's staff of its position.

   Restrictions on the Use of Futures Transactions
         Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon
(i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

         When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

   Portfolio Transactions

         In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including the Investment Adviser, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.


   Lending of Portfolio Securities
         The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash, a letter of credit issued by a bank or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

   Portfolio Turnover

         The Investment Adviser will effect portfolio transactions without regard to the holding period if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Although it is impossible to predict the portfolio turnover rate, the Fund does not expect the portfolio turnover rate to exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.


   Repurchase Agreements and Purchase and Sale Contracts

         The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts may be entered into only with financial institutions which have capital of a least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the Securities and Exchange Commission and are therefore subject to the Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's total assets. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.)

SPECIAL RISK CONSIDERATIONS
   International Investing
         Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

         Most of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

         Foreign financial markets, while often growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

         It is anticipated that a portion of the Fund's assets may be invested in the developing countries of the world, including, but not limited to, countries located in Eastern Europe, Latin America and the Far East. The risks noted above as well as in "Restrictions on Foreign Investment" below are often heightened for investments in developing countries.

   Restrictions on Foreign Investment

         Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities which may have less advantageous terms than securities of the company available for purchase by nationals.

         A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

         In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Investment Company Act prohibits the Fund from investing in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder, unless, immediately after acquisition, the Fund holds neither more than 5% of any class of the issuer's equity securities nor more than 10% of the issuer's debt securities, and no more than 5% of the value of the Fund's total assets is invested in the securities of such issuer. This provision may restrict the Fund's investments in certain foreign banks and other financial institutions.

   Futures and Options

         The primary risks associated with the use of futures and options are
(i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (iii) the potentially unlimited loss from investing in futures contracts; and (iv) the likelihood of the Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by the Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. For more detailed information about options and futures transactions, see the Statement of Additional Information.

         Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above.

   Borrowing

         The Fund may borrow up to 20% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

INVESTMENT RESTRICTIONS

         The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:

         o As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, with respect to no more than 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Cooperation and Development (OECD).

         o Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

         o Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

         Changes in values of particular Trust assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases a security.

         Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

MANAGEMENT OF THE FUND

   Board of Trustees

         The Board of Trustees of the Trust consists of five individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The members of the Fund's Board of Trustees are fiduciaries for the Fund's shareholders and, in this regard, are governed by the laws of the State of Delaware. The Trustees establish policy for the operation of the Fund, and appoint the officers who conduct the daily business of the Fund. The Statement of Additional Information contains more information regarding the Officers and Trustees of the Fund.

   Investment Adviser

         The Fund's investment adviser is 1838 Investment Advisors, L.P., a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940. The Investment Adviser's offices are located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087. The Investment Adviser supervises the investment of the assets of the Fund in accordance with its objective, policies and restrictions.

         For its services, the Investment Adviser is paid a monthly fee at the annual rate of .75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds for investment advisory services, but management of the Fund believes this fee is justified by the additional investment research and analysis required in connection with investing in equities on an international basis. This fee is subject to reductions reflecting certain reductions in the fee of the Investment Adviser pursuant to state expense limitations and other voluntary reductions in fees paid by the Fund.

         W. Thacher Brown, the President, Chairman and a Trustee of the Trust, is the President and a 39.5% shareholder of 1838 Investment Advisors, Inc. ("1838 Inc."), which is the managing general partner of the Adviser. Mr. Brown is also an individual limited partner of the Investment Adviser. George W. Gephart, Jr., a Trustee and Vice President of the Fund, and Anna M. Bencrowsky, a Vice President, Treasurer and Secretary of the Fund, are also shareholders of 1838 Inc. Since 1988, the Investment Adviser has served as the investment adviser to a registered closed-end investment company, and, as of January 1, 1997, the Investment Adviser managed approximately $4.8 billion in client assets.

         From August 3, 1995 (commencement of operations) through January 1, 1997, the Fund had a Sub-Investment Advisory contract with MeesPierson 1838 Investment Advisors, (the "Prior Sub-Adviser") and the Investment Adviser. The Board of Trustees voted to terminate this contract effective January 1, 1997 due to a probable change in control of the Prior Sub-Adviser. As of January 1, 1997, Johannes B. van den Berg, the Portfolio Manager of the Fund and Managing Director of the Prior Sub-Adviser, became an employee of the Investment Adviser and continues his role as the Fund's Portfolio Manager.


         The Investment Adviser, 1838 Inc. and MeesPierson Capital Management Inc. ("MPCM"), a 24.9% limited partner of the Investment Adviser and indirect wholly owned subsidiary of MeesPierson N.V., located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, have entered into a purchase agreement whereby MPCM has the option to purchase from 1838 Inc. a limited partnership interest representing an additional 5.1% of the Investment Adviser. Under the terms of the purchase agreement, MPCM may not exercise its option prior to December 31, 1998.


         Johannes B. van den Berg, Principal of the Investment Advisor, is principally responsible for the day-to-day management of the Fund's portfolio. He was the Managing Director and Portfolio Manager of the Prior Sub-Adviser from 1994 to 1996, and has served as Managing Director-International of MPCM since 1993. From 1983 to 1993, Mr. van den Berg served at the Amsterdam office of MeesPierson Capital Management, B.V. (formerly known as Pierson Capital Management), and, since 1990, served as Managing Director and Chief Investment Officer. Since 1991, Mr. van den Berg has co-managed the World Property Fund, a global real estate investment trust fund, and, between 1987 and 1990, Mr. van den Berg managed the European Growth Fund, a small cap European equity mutual fund.


   Distributor and Distribution Agreement

         Rodney Square Distributors, Inc. ("RSD"), 1100 N. Market Street, Wilmington, DE 19890, has been engaged pursuant to a distribution agreement dated February 8, 1995, to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD will receive no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses.

         Banking laws limit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. RSD is an affiliate of Wilmington Trust Company ("WTC"), a banking institution organized under the laws of the State of Delaware. RSD has advised the Fund that RSD believes that it may perform the services contemplated by its agreements with the Trust without violation of applicable banking laws or regulations. If RSD were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. It is not expected that shareholders would suffer any adverse financial consequences as a result of such an occurrence.

 Administrator, Transfer Agent, Dividend Paying Agent and Custodian

         Rodney Square, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001 serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and also provides accounting services to the Fund.

         As Administrator, Rodney Square supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Rodney Square also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. Rodney Square performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, Rodney Square receives a monthly administration fee from the Trust at the annual rate of .15% of the average daily net assets of the Trust on the first $50 million; .10% of such assets in excess of $50 million to $100 million; .07% of such assets in excess of $100 million to $200 million; and .05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional series. Rodney Square also serves as Transfer Agent and Dividend Paying Agent of the Fund.

         Rodney Square also serves as an Accounting Agent to the Fund. As Accounting Agent, Rodney Square determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust.

         The custodian for the Fund is Bankers Trust Company, 280 Park Avenue, New York, NY 10017. Bankers Trust Company employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Board of Trustees' annual review of those foreign custody arrangements.

   Expenses
         Except as indicated above, the Fund is responsible for the payment of its expenses, other than those borne by the Investment Adviser, and such expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants;
(c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the fees of any trade association of which the Fund is a member; (f) the cost of certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (i) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (j) compensation for employees of the Fund.

CALCULATION OF NET ASSET VALUE

         Rodney Square determines the net asset value per share of the Fund as of the close of regular trading on each day that the New York Stock Exchange is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of the Fund's shares. The net asset value is determined by the Fund by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

         In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

         Money market securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

         Those securities that are quoted in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time Rodney Square calculates the daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

HOW TO PURCHASE SHARES

         Shares of the Fund are offered on a continuous basis by RSD and may be purchased by mail or wire at the net asset value next determined after receipt by Rodney Square, upon acceptance of the purchase order in proper form by RSD. The Fund and RSD reserve the right to reject any purchase order and the Fund and RSD may suspend the offering of the Fund's shares. The minimum initial investment is $1,000, with no minimum subsequent investment. The Fund reserves the right to vary the initial and subsequent investment minimums at any time. There is no minimum investment requirement for qualified retirement plans.

         Purchases may be made in one of the following ways:

Purchases by Mail

         You may purchase shares by sending a check drawn on a U.S. bank payable to 1838 International Equity Fund, along with a completed Application, to 1838 International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to 1838 International Equity Fund, c/o Rodney Square Management Corporation, 1105 N. Market St., 19th Floor, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Fund account number.


         When you purchase by check, payment on redemptions will be mailed upon clearance of the check (which may take up to 15 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

Purchases by Wire

         You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone Rodney Square at (800) 884-1838. Once you have an account number, instruct your bank to wire federal funds to:

                  RODNEY SQUARE MANAGEMENT CORPORATION
                  C/O WILMINGTON TRUST COMPANY
                  WILMINGTON, DE
                  ABA #0311 0009 2
                  ATTENTION: 1838 INTERNATIONAL EQUITY FUND
                  DDA #2670-9482
                  FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

         If you make an initial purchase by wire, you must promptly forward a completed Application to Rodney Square at the address stated above under "Purchases By Mail." Investors should be aware that some banks may impose a wire service fee.

Automatic Investment Plan

         Shareholders may purchase Fund shares through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. Under the Plan, Rodney Square, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the net asset value at the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call Rodney Square at (800) 884-1838.

Additional Purchase Information

         Purchase orders for shares of the Fund which are received by Rodney Square and accepted by RSD prior to the close of regular trading hours on the Exchange (generally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received by Rodney Square and accepted by RSD after the close of the Exchange on a particular day are priced as of the time the net asset value per share is next determined.

         Shares of the Fund are offered at the net asset value next determined after a purchase order is received by Rodney Square, upon acceptance of the purchase order by RSD.

EXCHANGE OF SHARES

         You may exchange all or a portion of your Fund shares for shares of any of the other funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a fund are available only in states in which such shares may be lawfully sold.

         A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by Rodney Square of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. The net asset values per share of each series of the Trust are determined at the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) on any day that such series calculates its net asset value.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.

         To obtain prospectuses of the other funds in the 1838 Investment Advisors Funds' complex, contact Rodney Square at (800) 884-1838. To obtain more information about exchanges, or to place exchange orders, also contact Rodney Square. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification as required by the Securities and Exchange Commission.

HOW TO REDEEM SHARES

         Shareholders may redeem their shares of the Fund without charge on any day that the Fund calculates its net asset value (see "Calculation of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after receipt and acceptance by Rodney Square of a redemption request meeting the requirements described below. Redemption proceeds are normally sent on the next business day following receipt and acceptance by Rodney Square of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt and acceptance of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.

         The Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.

         Except as noted below, redemption requests received and accepted by Rodney Square prior to the close of regular trading hours on the Exchange on any business day that the Fund calculates its per share net asset value are effective that day. Redemption requests received and accepted by Rodney Square after the close of the Exchange are effective as of the time the net asset value per share is next determined.

In-Kind Redemption

         The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Adviser or the Board of Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

         Pursuant to the Fund's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value."

         In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

         Shares may be redeemed in one of the following ways:

Redemption by Mail

         Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A signature and a signature guarantee are required for each person in whose name the account is registered.


         Written redemption instructions should be submitted to 1838 International Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to 1838 International Equity Fund, c/o Rodney Square Management Corporation, 1105 N. Market Street, 19th Floor, Wilmington, DE 19801.

Redemption by Telephone

         Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made.

         Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify you as the shareholder. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

         During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach Rodney Square by telephone, you may make a redemption request by mail. The Fund or Rodney Square reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

Redemptions by Wire

         Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than seven days following such receipt and acceptance.

Additional Redemption Information

         Redemption proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible guarantor institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

         The Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. If the value of an investor's account falls below the minimum initial investment requirement due to market fluctuations, the fund will not redeem an investor's account except pursuant to the instructions of the shareholder.

Systematic Withdrawal Plan

         Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application or call Rodney Square at (800) 884-1838. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

        For more information on redemption services, contact Rodney Square.



DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund will declare and pay dividends annually to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. The Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of the Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying Rodney Square in writing thirty days prior to record date.

         Each series of the Trust, including the Fund, will be treated as a separate entity for federal income and excise tax purposes. The Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

         The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         A sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

         Under Code Section 988, foreign currency gains or losses, including those from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options, will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. If Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Fund Shares.

         Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund. Additional information on tax matters relating to the Fund and to its shareholders is included in the Statement of Additional Information.

SHAREHOLDER ACCOUNTS

         Rodney Square, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of the Fund rounded to the nearest 1/1000th of a share.

         In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemption from the shareholder's account. The statement also sets forth the balance of shares held in the shareholder's account.

RETIREMENT PLANS

         Shares of the Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans).

Individual Retirement Accounts

         Application forms and brochures for IRAs can be obtained from Rodney Square by calling (800) 884-1838.

         WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.

SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS

Shares of Beneficial Interest and Voting Rights

         The Trust is organized as a series Delaware business trust. The Trust's Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.


         The shares of the Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also give shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the trustees consider necessary or desirable. As of January 17 , 1997, Patterson & Co. owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 59.89% of the shares of the Fund and may be deemed to be a controlling person under the Investment Company Act.


Shareholder Meetings

         Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act. The trustees have, however, undertaken to the Securities and Exchange Commission that the trustees will promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Trust. In addition, subject to certain conditions, shareholders of the Trust may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a trustee or trustees.

PERFORMANCE

         Total return data may from time to time be included in advertisements about the Fund. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

         The Fund may compare its investment performance to appropriate market indices, such as Lipper Mutual Fund Indices, Financial Times Goldman Sachs Europe-Asia Index, Morgan Stanley Capital International EAFE Index and Morningstar, Inc., as well as to other appropriate mutual fund indices; and the Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

         All data will be based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the investments in the Fund, and the Fund's operating expenses. Investment performance also often reflects the risk associated with the Fund's investment objective and policies. In addition, averages are generally unmanaged, and items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

                       INVESTMENT ADVISER
                   1838 Investment Advisors, L.P.
                   Five Radnor Corporate Center
                            Suite 320
                       100 Matsonford Road
                        Radnor, PA 19087


                          UNDERWRITER
                Rodney Square Distributors, Inc.
                      Rodney Square North
        1100 N. Market Street, Wilmington, DE 19890-0001



                     SHAREHOLDER SERVICES                 [1838 GRAPHIC OMITTED]
             Rodney Square Management Corporation      INTERNATIONAL EQUITY FUND
                      Rodney Square North
                     1100 N. Market Street
                   Wilmington, DE 19890-0001


                           CUSTODIAN
                     Bankers Trust Company
                        280 Park Avenue
                      New York, NY 10017

                         LEGAL COUNSEL
             Stradley, Ronon, Stevens & Young, LLP
                   2600 One Commerce Square
                  Philadelphia, PA 19103-7098


                           AUDITORS
                   Coopers & Lybrand L.L.P.                           PROSPECTUS
                    2400 Eleven Penn Center                     February 1, 1997
                    Philadelphia, PA 19103



ET01

                             [1838 GRAPHIC OMITTED]
                              SMALL CAP EQUITY FUND

                 THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1997


                     Five Radnor Corporate Center, Suite 320
                      100 Matsonford Road, Radnor, PA 19087

                                 (610) 293-4300

         1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company. It is organized as a series Delaware business trust and currently offers shares of two series: 1838 International Equity Fund and 1838 Small Cap Equity Fund, each of which has a diversified portfolio of assets and a specific investment objective and policies. This prospectus pertains only to 1838 Small Cap Equity Fund (the "Fund").

         The investment objective of the Fund is long-term growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalizations, those with a market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. The Fund will invest in small capitalization companies using a value approach. There can be no assurance that the Fund's investment objective will be achieved. (See "Investment Objective and Policies" and "Special Risk Considerations.")


         The shares of the Fund may be purchased or redeemed at any time. Purchases will be effected at the net asset value next determined following receipt and acceptance of the investor's purchase order. Redemptions will be effected at the net asset value next determined following receipt and acceptance of the investor's request. (See "Calculation of Net Asset Value," "How to Purchase Shares," and "How to Redeem Shares.")

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. More information about the Fund has been filed with the Securities and Exchange Commission, and is contained in the "Statement of Additional Information," dated February 1, 1997 which is available at no charge upon written request to the Trust. The Trust's Statement of Additional Information is incorporated herein by reference.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



#2269


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                                TABLE OF CONTENTS

SYNOPSIS..................................................................   3

EXPENSES OF THE FUND.......................................................  4

FINANCIAL HIGHLIGHTS.........................................................6

THE FUND ..................................................................  6

INVESTMENT OBJECTIVES AND POLICIES.........................................  6

RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES........................  9

SPECIAL RISK CONSIDERATIONS...............................................  13

INVESTMENT RESTRICTIONS...................................................  15

MANAGEMENT OF THE FUND....................................................  15

CALCULATION OF NET ASSET VALUE............................................  18

HOW TO PURCHASE SHARES....................................................  18

EXCHANGE OF SHARES........................................................  19

HOW TO REDEEM SHARES......................................................  20

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  22

SHAREHOLDER ACCOUNTS......................................................  24

RETIREMENT PLANS..........................................................  24

SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS
  AND SHAREHOLDER MEETINGS................................................. 24

PERFORMANCE...............................................................  25

SYNOPSIS

      Open-End Investment Company
         1838 Investment Advisors Funds, which was organized as a Delaware business trust on December 9, 1994, is an open-end, management investment company. It is organized as a series Delaware business trust and currently offers shares of two series: 1838 International Equity Fund and 1838 Small Cap Equity Fund (the "Fund"). See "The Fund" and "Shares of Beneficial Interest, Voting Rights and Shareholder Meetings."


      Investment Objective
         The objective of the Fund is long-term growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalization, those with a market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. The Fund will invest in small capitalization companies using a value approach. See "Investment Objective and Policies."


      Investment Adviser, Distributor and Transfer Agent
         1838 Investment Advisors, L.P. (the "Investment Adviser") is the investment adviser for the Fund. Rodney Square Distributors, Inc. ("RSD") is the distributor for the Fund. Rodney Square Management Corporation
("Rodney Square") is the administrator, transfer agent and dividend disbursing agent for the Fund. See "Management of the Fund."

      How to Purchase Shares
         The Fund does not impose any sales load or 12b-1 Plan fees. The public offering price of shares of the Fund is the net asset value per share next determined after the receipt in proper form of the purchase order. See "How to Purchase Shares."

      Minimum Investment
         The minimum initial investment is $1,000 and there is no minimum for subsequent investments. See "How to Purchase Shares."

      Redemptions and Exchanges
         Shares of the Fund are redeemed at the net asset value calculated after receipt of the redemption request. A purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. See "How to Redeem Shares" and "Exchange of Shares."

      Investment Advisory Fees
         The Investment Adviser manages the investment of the assets of the Fund in accordance with its objective and policies and restrictions, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Adviser is paid a monthly fee by the Fund at the annual rate of .75% of the Fund's average daily net assets. See "Management of the Fund."

      Special Risk Considerations
         Investors should consider a number of factors:

         1. Investments in the securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. See "Investment Objective and Policies" and "Special Risk Considerations."

         2. The Fund may invest up to 20% of its total assets in foreign securities. Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. See "Investment Objective and Policies" and "Special Risk Considerations."

         3. The Fund may engage in the following portfolio strategies: enter into forward foreign currency exchange contracts and foreign currency futures and options; write covered options; purchase options; and engage in transactions in stock index options and futures and related options on such futures. See "Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures" under "Other Investment Practices" and "Futures and Options" under "Special Risk Considerations."

         4. The Fund may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral prior to lending. The principal risk to the Fund is the risk that the borrower defaults on its obligation to return borrowed securities. See "Lending of Portfolio Securities" under "Other Investment Practices."

         5. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts (which involve risk of loss if a seller defaults on its obligations under the agreement or contract). See "Repurchase Agreements and Purchase and Sale Contracts" under "Other Investment Practices."

EXPENSES OF THE FUND

         The following table illustrates all estimated expenses and fees that a shareholder of the Fund will incur.

         Shareholder Transaction Expenses

         Maximum Sales Load Imposed on Purchases....................       None
         Maximum Sales Load Imposed on Reinvested Dividends.........       None

         Estimated Annual Operating Expenses
         (as a percentage of average net assets)


         Investment Advisory Expenses (after fee waiver)(1)..........     0.00%
         12b-1 Fees..................................................      None
         Other Expenses (after reimbursement)(1).....................     1.25%

                        Total Fund Operating Expenses
                        (after fee waiver and reimbursement)(1)......     1.25%

   (1) The Investment Adviser has voluntarily agreed to waive its fees or reimburse the Fund monthly so that the Fund's total operating expenses will not exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded any time in the future. Without such waiver or reimbursement, the Investment Advisory Expenses, Other Expenses, and Total Operating Expenses are estimated to be 0.75%, 3.88%, and 4.63%, respectively, of the Fund's average daily net assets on an annualized basis.


         The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The amount of "Other Expenses" is based on estimated amounts for the current fiscal year.

         The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return; and (2) redemption at the end of each time period.

                             1 yr.                     3 yrs.
                             -----                     ------
                             $ 13                      $ 40

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period from June 17, 1996 (Commencement of Operations) through October 31, 1996. The figures in this table are audited and should be read in conjunction with the Fund's financial statements and notes thereto and the auditor's report thereon, all of which are included in the Fund's Statement of Additional Information.

Net Asset Value-- Beginning of Period................               $10.00

Investment Operations:
   Net investment loss...............................                (0.02)
   Net realized and unrealized loss
     on investments..................................                (0.41)
       Total from investment operations..............                (0.43)

Net Asset Value-- End of Period......................                 9.57

Total Return.........................................                (4.30)%
Ratios (to average net assets)-- Supplemental Data:
   Expenses(1).......................................                 1.25%*
   Net investment loss...............................                (0.52)%*
Portfolio turnover rate..............................                94.38%*
Average commission rate paid.........................              $0.0512
Net assets at end of period (000's omitted)..........               $5,428


(1) Without waivers the annualized ratio of expenses to average daily net assets would have been 4.63% for the period.
*  Annualized.



THE FUND

         1838 Investment Advisors Funds (the "Trust") is an open-end, management investment company commonly known as a mutual fund. The Trust was established as a series Delaware business trust on December 9, 1994. The Trust currently offers two series of shares, each of which has a diversified portfolio of assets: 1838 International Equity Fund and 1838 Small Cap Equity Fund. This prospectus relates only to 1838 Small Cap Equity Fund (the "Fund").

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of the Fund are set forth below. The investment objective of the Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its objective.


         The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalizations, those with market value of $1 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. During normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market capitalizations of $1 billion or less, at the time of initial purchase.

         The Fund will invest primarily in small capitalization companies using a value approach. This approach entails finding companies whose current stock prices (i) are believed not to adequately reflect their underlying value as measured by assets; and (ii) are low in relation to current earnings, cash flow or business franchises, and which, in the Investment Adviser's opinion, seem capable of recovering from any out of favor considerations. Companies with a market value of $1 billion or less may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Because of their size, small cap stocks are less actively followed by stock analysts and less information is available on which to base stock price evaluations. As a result, greater variations often exist between the current stock price and its estimated underlying value which may present greater opportunity for long-term capital growth.


         The Investment Adviser will rely on its proprietary research to identify undervalued, small cap stocks before their value is recognized by the investment community. Stocks will be selected when the Investment Adviser believes (1) the current stock price is undervalued in relation to current earnings, cash flow or estimated asset value per share; and (2) the potential for a catalyst exists (such as increased investor attention, asset sales or a change in management) which will cause the stock's price to increase to reflect the company's underlying value.

         The Fund's holdings will generally be traded in established over-the-counter markets, but assets may also be invested in securities listed on a national or regional securities exchange. The Fund may also invest a portion of its assets in publicly traded stocks with limited marketability and up to 15% of its assets in restricted securities, as described below.

         Higher risks are often associated with investment in the securities of small capitalization companies. See "Special Risk Considerations."

         In addition to the investments described above, the Fund's investments may include, but are not limited to, those described below.

         While the Fund will remain primarily invested in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the Investment Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, the Investment Adviser's equivalent.

         While the Fund has no current intention to do so, the Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities and warrants. The Fund may purchase both rated and unrated convertible debt securities, depending upon prevailing market and economic conditions. Debt securities rated as investment grade means that they have a rating of Baa or better as determined by Moody's or BBB by S&P, or are of comparable quality. These are the highest ratings or categories as defined by Moody's and S&P. Debt securities that are rated Baa by Moody's or BBB by S&P or, if unrated, are of comparable quality, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated debt securities. Debt rated BB and below by S&P and Ba and below by Moody's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% (measured at the time of purchase) of its total assets in corporate debt securities without regard to quality or rating.

         The Investment Adviser expects that a majority of investments in the Fund will be in U.S. based companies; however, from time to time, the Fund may invest up to 20% of its total assets in securities principally traded in markets outside the United States, if they meet the Fund's investment criteria. Under normal circumstances, investments in foreign securities will comprise no more than 10% of portfolio assets. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve certain risks not involved in domestic investment. See "Special Risk Considerations."

         Foreign securities of the Fund are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Fund will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. Although foreign currency transactions will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return could be adversely affected as a result. See "Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures" under "Other Investment Practices" and "Special Risk Considerations."

         The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers, such as convertible preferred stock, convertible bonds and warrants or rights convertible into common stock. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. If the Fund determines that other securities convertible into foreign securities are available in the market, the Fund will notify shareholders before investing in such securities.

         ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.

         The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Fund will not invest more than 15% of its assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, and otherwise restricted securities, unless the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.) The Board of Trustees has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Trustees may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

         Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.




RISKS IN DERIVATIVES AND OTHER INVESTMENT PRACTICES

When-Issued, Forward Delivery and Delayed Settlement Securities

         The Fund will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. "Delayed settlements" occur when the Fund agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed. Such transactions will be limited to no more than 25% of the Fund's assets. The Fund engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Fund.

Portfolio Strategies Involving Forward Foreign Exchange Transactions, Options and Futures

         The following investment practices are practices that involve investment in derivatives. Derivatives are contracts or securities, the value of which depends on (or "derives" from) the future prices of underlying financial assets. Investment in derivatives entails risk of which investors should be aware, as described under each heading below. For additional information about derivative securities in which the Fund may invest, and the risks associated with these investments, see "Investment Objectives and Policies" in the Fund's Statement of Additional Information.

Forward Foreign Currency Exchange Contracts

         The Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Fund against exchange rate fluctuation. While such forward contracts may limit losses to the Fund as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Fund will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. See "Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

Foreign Currency Futures Contracts and Options

         As another means of reducing the risks associated with investing in securities denominated in foreign currencies, the Fund may enter into contracts for the future acquisition or delivery of foreign currencies and may purchase foreign currency options. These investment techniques are designed primarily to hedge against anticipated future changes in currency prices which otherwise might adversely affect the value of the Fund's portfolio securities. The Fund will incur brokerage fees when it purchases or sells futures contracts or options, and it will be required to maintain margin deposits. As set forth below, futures contracts and options entail risks, but the Investment Adviser believes that use of such contracts and options may benefit the Fund by diminishing currency risks. The Fund will not enter into any futures contract or option if immediately thereafter the value of all the foreign currencies underlying its futures contracts and foreign currency options would exceed 10% of the value of its total assets. In addition, the Fund may enter into a futures contract only if immediately thereafter not more than 5% of its total assets are required as deposit to secure obligations under such contracts.


Writing Covered Options

         The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.

         The Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund maintains liquid securities with its custodian equal to or greater than the exercise price of the underlying security. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

Purchasing Options

         The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities it intends to purchase.

         The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

Stock Index Options and Futures

         The Fund may engage in transactions in stock index options and futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

         The Fund may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

         The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Investment Adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

         The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

         The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options

         The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. The Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

         The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Trust without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission's staff of its position.

Restrictions on the Use of Futures Transactions

         Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon
(i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

         When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

Portfolio Transactions

         In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including the Investment Adviser, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

Lending of Portfolio Securities

         The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Portfolio Turnover

         The Investment Adviser will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Although it is impossible to predict the portfolio turnover rate, the Fund does not expect the portfolio turnover rate to exceed 100%. High portfolio turnover involves additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Fund, and might involve adverse tax effects. (See "Dividends, Distributions and Taxes").

         The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Repurchase Agreements and Purchase and Sale Contracts

         The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the Securities and Exchange Commission and are therefore subject to the Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's total assets. (However, under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.)

SPECIAL RISK CONSIDERATIONS

Small Capitalization Companies

         Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.


         Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.


International Investing

         Investments on an international basis involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

         There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

         Foreign financial markets, while often growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

Futures and Options

         The primary risks associated with the use of futures and options are
(i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (iii) the potentially unlimited loss from investing in futures contracts; and (iv) the likelihood of the Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by the Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market. For more detailed information about futures transactions and options, see the Statement of Additional Information.

         Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally, as discussed above.

Borrowing

         The Fund may borrow up to 20% of its total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

INVESTMENT RESTRICTIONS

         The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:

         o As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

         o Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

         o Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

         Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases a security.

         Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

MANAGEMENT OF THE FUND

      Board of Trustees

         The Board of Trustees of the Fund consists of five individuals, three of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The members of the Fund's Board of Trustees are fiduciaries for the Fund's shareholders and, in this regard, are governed by the laws of the State of Delaware. The Trustees establish policy for the operation of the Fund, and appoint the officers who conduct the daily business of the Fund. The Statement of Additional Information contains more information regarding the Officers and Trustees of the Fund.

Investment Adviser

         The Fund's investment adviser is 1838 Investment Advisors, L.P., a Delaware limited partnership and registered investment adviser under the Investment Advisers Act of 1940. The Investment Adviser's offices are located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087. The Investment Adviser supervises the investment of the assets of the Fund in accordance with its objective, policies and restrictions.

         For its services, the Investment Adviser is paid a monthly fee at the annual rate of .75% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds for investment advisory services, but management of the Fund believes this fee is justified by the additional investment research and analysis required in connection with investing in small capitalization companies. This fee is subject to reductions reflecting certain reductions in the fee of the Investment Adviser pursuant to state expense limitations and other voluntary reductions in fees paid by the Fund.


         W. Thacher Brown, the President, Chairman and a Trustee of the Fund, is the President and a 39.5% shareholder of 1838 Investment Advisors, Inc. ("1838 Inc."), which is the managing general partner of the Investment Adviser.
Mr. Brown is also an individual limited partner of the Investment Adviser. George W. Gephart, Jr., a Trustee and Vice President of the Fund, Anna M. Bencrowsky, a Vice President, Treasurer and Secretary of the Fund, and Edwin B. Powell, Vice President and portfolio manager of the Fund are also shareholders of 1838 Inc. Since 1988, the Investment Adviser has served as the investment adviser to a registered closed-end investment company and, as of January 1, 1997, the Investment Adviser managed approximately $4.8 billion in client assets.


         The Investment Adviser, 1838 Inc. and MeesPierson Capital Management Inc. ("MPCM"), a 24.9% limited partner of the Investment Adviser and indirect wholly owned subsidiary of MeesPierson N.V., located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, have entered into a purchase agreement whereby MPCM has the option to purchase from 1838 Inc. a limited partnership interest representing an additional 5.1% of the Investment Adviser. Under the terms of the purchase agreement, MPCM may not exercise its option prior to December 31, 1998.

         Edwin B. Powell, Principal of the Investment Adviser, will be principally responsible for the day-to-day management of the Fund's portfolio. Since June of 1994, Mr. Powell has served as a money manager with the Investment Adviser, managing a number of separate portfolios in the small cap style. Prior to joining the Investment Adviser, Mr. Powell was employed by Provident Capital Management (a subsidiary of PNC Bancorp) where for seven years he managed a number of large and small cap portfolios in a value style. While at Provident Capital Management, Mr. Powell managed two publicly traded, open-end mutual funds: PNC Value Fund and PNC Small Cap Value Fund.

Distributor and Distribution Agreement

         Rodney Square Distributors, Inc. ("RSD"), 1100 N. Market Street, Wilmington, DE 19890, has been engaged pursuant to a distribution agreement dated February 8, 1995, to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD will receive no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses.

         Banking laws limit deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. RSD is an affiliate of Wilmington Trust Company ("WTC"), the Fund's custodian bank for its domestic assets. RSD believes that it may perform the services contemplated by its agreement with the Trust without violation of applicable banking laws or regulations. If RSD were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. It is not expected that shareholders would suffer any adverse financial consequences as a result of such an occurrence.


Administrator, Transfer Agent, Dividend Paying Agent and Custodian


         Rodney Square, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001 serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and also provides accounting services to the Fund.

         As Administrator, Rodney Square supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Rodney Square also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. Rodney Square performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, Rodney Square receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each Series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional series. Rodney Square also serves as Transfer Agent and Dividend Paying Agent of the Fund.

         Rodney Square also serves as an Accounting Agent to the Fund. As Accounting Agent, Rodney Square determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust.

         The custodian for the assets of the Fund is WTC, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001.

Expenses

         Except as indicated above, the Fund is responsible for the payment of its expenses, other than those borne by the Investment Adviser and such expenses may include, but are not limited to: (a) management fees; (b) the charges and expenses of the Fund's legal counsel and independent accountants; (c) brokers' commissions, mark-ups and mark-downs and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the fees of any trade association of which the Fund is a member; (f) the cost of certificates, if any, representing shares of the Fund; (g) amortization and reimbursements of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the Securities and Exchange Commission, and the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (h) allocable communications expenses with respect to investor services and all expenses of shareholders and trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (i) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (j) compensation for employees of the Fund.

CALCULATION OF NET ASSET VALUE

         Rodney Square determines the net asset value per share of the Fund as of the close of regular trading on each day that the New York Stock Exchange is open for unrestricted trading from Monday through Friday and on which there is a purchase or redemption of the Fund's shares. The net asset value is determined by the Fund by dividing the value of the Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including the advisory and the distributor fees, are accrued daily and taken into account for the purpose of determining the net asset value.

         In valuing the Fund's assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

         Money market securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

         Those securities that are quoted in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time Rodney Square calculates the daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.


HOW TO PURCHASE SHARES

         Shares of the Fund are offered on a continuous basis by RSD and may be purchased by mail or wire at the net asset value next determined after receipt by Rodney Square, upon acceptance of the purchase order in proper form by RSD. The Fund and RSD reserve the right to reject any purchase order and the Fund and RSD may suspend the offering of the Fund's shares. The minimum initial investment is $1,000, with no minimum subsequent investment. The Fund reserves the right to vary the initial and subsequent investment minimums at any time. There is no minimum investment requirement for qualified retirement plans.

         Purchases may be made in one of the following ways:

Purchases by Mail


         You may purchase shares by sending a check drawn on a U.S. bank payable to 1838 Small Cap Equity Fund, along with a completed Application, to 1838 Small Cap Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to 1838 Small Cap Equity Fund, c/o Rodney Square Management Corporation, 1100 N. Market St., 19th Floor, Wilmington, DE 19890. If a subsequent investment is being made, the check should also indicate your Fund account number.

         When you purchase by check, payment on redemptions will be mailed upon clearance of the check (which may take up to 15 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.


Purchases by Wire

         You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone Rodney Square at (800) 884-1838. Once you have an account number, instruct your bank to wire federal funds to:

                            RODNEY SQUARE MANAGEMENT CORPORATION
                            C/O WILMINGTON TRUST COMPANY
                            WILMINGTON, DE
                            ABA #0311 0009 2
                            ATTENTION: 1838 SMALL CAP EQUITY FUND
                            DDA #2670-9482
                            FURTHER CREDIT [SHAREHOLDER NAME AND ACCOUNT NUMBER]

         If you make an initial purchase by wire, you must promptly forward a completed Application to Rodney Square at the address stated above under "Purchases By Mail." Investors should be aware that some banks may impose a wire service fee.

Automatic Investment Plan

         Shareholders may purchase Fund shares through an Automatic Investment Plan. The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. Under the Plan, Rodney Square, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the net asset value at the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call Rodney Square at (800) 884-1838.

Additional Purchase Information

         Purchase orders for shares of the Fund which are received by Rodney Square and accepted by RSD prior to the close of regular trading hours on the Exchange (generally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received by Rodney Square and accepted by RSD after the close of the Exchange on a particular day are priced as of the time the net asset value per share is next determined.

         Shares of the Fund are offered at the net asset value next determined after a purchase order is received by Rodney Square, upon acceptance of the purchase order by RSD.

EXCHANGE OF SHARES

         You may exchange all or a portion of your Fund shares for shares of any of the other funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a fund are available only in states in which such shares may be lawfully sold.

         A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by Rodney Square of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. The net asset values per share of each series of the Trust are determined at the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) on any day that such series calculates its net asset value.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.

         To obtain prospectuses of the other funds in the 1838 Investment Advisors Funds' complex, contact Rodney Square at (800) 884-1838. To obtain more information about exchanges, or to place exchange orders, also contact Rodney Square. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification as required by the Securities and Exchange Commission.


HOW TO REDEEM SHARES

         Shareholders may redeem their shares of the Fund without charge on any day that the Fund calculates its net asset value (see "Calculation of Net Asset Value"). Redemptions will be effective at the net asset value per share next determined after receipt and acceptance by Rodney Square of a redemption request meeting the requirements described below. Redemption proceeds are normally sent on the next business day following receipt and acceptance by Rodney Square of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt and acceptance of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.

         The Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.

         Except as noted below, redemption requests received and accepted by Rodney Square prior to the close of regular trading hours on the Exchange on any business day that the Fund calculates its per share net asset value are effective that day. Redemption requests received and accepted by Rodney Square after the close of the Exchange are effective as of the time the net asset value per share is next determined.

In-Kind Redemption

         The Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Investment Adviser or the Board of Trustees, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

         Pursuant to the Fund's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value."

         In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

         Shares may be redeemed in one of the following ways:

Redemption by Mail

         Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A signature and a signature guarantee are required for each person in whose name the account is registered.


         Written redemption instructions should be submitted to 1838 Small Cap Equity Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to 1838 Small Cap Equity Fund, c/o Rodney Square Management Corporation, 1105 N. Market Street, 19th Floor, Wilmington, DE 19890.


Redemption by Telephone

         Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made.

         Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify you as the shareholder. To the extent that the Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

         During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach Rodney Square by telephone, you may make a redemption request by mail. The Fund or Rodney Square reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

Redemptions by Wire

         Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Amounts redeemed by wire are normally wired on the next business day after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than seven days following such receipt and acceptance.

Additional Redemption Information

         Redemption proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible guarantor institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

         The Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. If the value of an investor's account falls below the minimum initial investment requirement due to market fluctuations, the Fund will not redeem an investor's account except pursuant to the instructions of the shareholder.

Systematic Withdrawal Plan

         Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application or call Rodney Square at (800) 884-1838. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

         For more information on redemption services, contact Rodney Square.


DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund will declare and pay dividends annually to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments. The Fund will distribute net realized capital gains, if any, once with respect to each year. Expenses of the Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying Rodney Square in writing thirty days prior to record date.

         Each series of the Trust, including the Fund, will be treated as a separate entity for federal income and excise tax purposes. The Fund intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and by satisfying certain other requirements relating to the sources of its income and diversification of its assets.

         The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         A sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

         Under Code Section 988, foreign currency gains or losses, including those from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options, will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. If Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Fund Shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.

         Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions.

         The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

         The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

         Additional information on tax matters relating to the Fund and to its shareholders is included in the Statement of Additional Information.

SHAREHOLDER ACCOUNTS

         Rodney Square, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of the Fund rounded to the nearest 1/1000th of a share.

         In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemption from the shareholder's account. The statement also sets forth the balance of shares held in the shareholder's account.


RETIREMENT PLANS

         Shares of the Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans).

Individual Retirement Accounts

         Application forms and brochures for IRAs can be obtained from Rodney Square by calling (800) 884-1838.

         WTC makes available its services as an IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per series, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the IRA will be redeemed automatically for purposes of making the payment.


SHARES OF BENEFICIAL INTEREST,
VOTING RIGHTS AND SHAREHOLDER MEETINGS

Shares of Beneficial Interest and Voting Rights

         The Trust is organized as a Delaware business trust. The Trust's Agreement and Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.


         The shares of the Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also give shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the trustees consider necessary or desirable. As of January 17, 1997, Poolside & Co. owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 36.13% of the shares of the Fund and may be deemed to be a controlling person under the Investment Company Act.

Shareholder Meetings

         Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act. The trustees have, however, undertaken to the Securities and Exchange Commission that the trustees will promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Trust. In addition, subject to certain conditions, shareholders of the Trust may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a trustee or trustees.


PERFORMANCE

         Total return data may from time to time be included in advertisements about the Fund. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

         The Fund may compare its investment performance to appropriate market indices such as the Russell 2000 Index, Nasdaq Industrial Index, Standard & Poor's 500 Composite Stock Price Index and Morningstar, Inc., as well as to appropriate mutual fund indices; and the Fund may advertise its ranking compared to other similar mutual funds as reported by industry analysts such as Lipper Analytical Services, Inc.

         All data will be based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the investments in the Fund, and the Fund's operating expenses. Investment performance also often reflects the risk associated with the Fund's investment objective and policies. In addition, averages are generally unmanaged, and items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

               INVESTMENT ADVISER 1838
              Investment Advisors, L.P.
            Five Radnor Corporate Center
                      Suite 320
                 100 Matsonford Road
                  Radnor, PA 19087

                     UNDERWRITER
          Rodney Square Distributors, Inc.
                 Rodney Square North
                1100 N. Market Street
              Wilmington, DE 19890-0001

                SHAREHOLDER SERVICES
        Rodney Square Management Corporation
                 Rodney Square North                  [1838 GRAPHIC OMITTED]
                1100 N. Market Street                  SMALL CAP EQUITY FUND
              Wilmington, DE 19890-0001

                      CUSTODIAN
              Wilmington Trust Company
                 Rodney Square North
                1100 N. Market Street
              Wilmington, DE 19890-0001

                    LEGAL COUNSEL
        Stradley, Ronon, Stevens & Young, LLP
              2600 One Commerce Square
             Philadelphia, PA 19103-7098


                      AUDITORS
              Coopers & Lybrand L.L.P.
              2400 Eleven Penn Center                 PROSPECTUS
              Philadelphia, PA 19103                  February 1, 1997




ES01

                         1838 INVESTMENT ADVISORS FUNDS



           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1997




 Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087




                  1838 Investment Advisors Funds (the "Trust") has established two series: 1838 International Equity Fund (the "International Equity Fund") and 1838 Small Cap Equity Fund (the "Small Cap Equity Fund") (individually, a "Fund" and collectively, the "Funds") each with its own investment objective. Information concerning each Fund is included in a separate Prospectus for each Fund. No investment in shares should be made without first reading the Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the address and telephone numbers listed below.


              INVESTMENT ADVISER:                       UNDERWRITER:
         1838 Investment Advisors, L.P.        Rodney Square Distributors, Inc.
    Five Radnor Corporate Center, Suite 320          1100 N. Market Street
              100 Matsonford Road                    Wilmington, DE 19890
                Radnor, PA 19087                       (800) 884-1838
                 (610) 293-4300



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONNECTION WITH THE CURRENT 1838 INTERNATIONAL EQUITY FUND PROSPECTUS DATED FEBRUARY 1, 1997 OR THE 1838 SMALL CAP EQUITY FUND PROSPECTUS DATED FEBRUARY 1, 1997. RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS
                                                                         Page

INVESTMENT OBJECTIVE AND POLICIES..........................................1

INVESTMENT RESTRICTIONS...................................................11


INVESTMENT ADVISER........................................................13

ALLOCATION OF PORTFOLIO BROKERAGE.........................................14

DISTRIBUTOR...............................................................15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................15

PURCHASE OF SHARES........................................................16

REDEMPTIONS...............................................................17

TRUSTEES AND OFFICERS OF THE TRUST........................................18

TAXATION..................................................................21

GENERAL INFORMATION.......................................................24

PERFORMANCE...............................................................24

FINANCIAL STATEMENTS......................................................27

                        INVESTMENT OBJECTIVE AND POLICIES

                  Each Fund seeks to achieve its respective objective by making investments selected in accordance with its investment policies and restrictions. The Funds will vary their investment strategy as described in each Fund's prospectus to achieve their objectives. This Statement of Additional Information contains further information concerning the techniques and operations of each Fund, the securities in which they will invest, and the policies they will follow.

                  The following discussion of investment techniques and instruments should be read in conjunction with the "Investment Objective and Policies" and "Special Risk Considerations" sections of the Prospectus of each Fund.

Foreign Investment

                  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for a Fund's portfolio as a whole. This negative correlation also may offset unrealized gains a Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

Portfolio Turnover


                  While it is the policy of each Fund generally not to engage in trading for short-term gains, 1838 Advisors, L.P. (the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the International Equity Fund anticipates that its annual portfolio turnover rate should not exceed 75% under normal conditions and the Small Cap Equity Fund anticipates its portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The International Equity Fund's annualized portfolio turnover rate for the fiscal year ended October 31, 1996 was 59.11%, and the portfolio turnover rate for the Small Cap Equity Fund for the period from June 17, 1996 (commencement of operations) to October 31, 1996 was 94.38%. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover would involve additional transaction costs (such as brokerage commissions) which are borne by a Fund, or adverse tax effects. (See "Dividends, Distributions and Taxes" in the Prospectus). Each Fund is subject to the federal income tax requirement that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.

                  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

                  A Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Securities Lending

                  Each Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

                  At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Hedging Strategies

                  Each Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Also, a Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occurs.

Forward Foreign Currency Exchange Contracts

                  The U.S. dollar value of the assets of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

                  The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

                  Additionally, when either of the Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund securities or other assets denominated in that currency.

                  The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

                  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

                  If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Each of the Funds' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts

                  Each Fund may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

                  Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

                  Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase (variation margin). Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

                  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Funds intend to use futures contracts only for hedging purposes.

                  Regulations of the CFTC applicable to the Funds require that all of its futures transactions constitute bona fide hedging transactions or that the Funds' commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Fund. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

                  Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts

                  The Funds will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts exceed 50% and 20% of the total assets of the International Equity Fund and the Small Cap Equity Fund, respectively.

Risk Factors in Futures Transactions

                  Positions in futures contracts may be closed out only on an exchange which provides a market for such futures. However, there can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

                  A Fund will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid market. There can be no assurance, however, that a liquid market will exist for a particular futures contract at any given time.

                  The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Investment Adviser does not believe that a Fund is subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

                  Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Fund securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss on margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

                  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options


                  The Funds may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

Writing Covered Call Options

                  The general reason for writing call options is to attempt to realize income. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Fund writes only covered options, which means that so long as a Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, a segregated cash reserve of cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

                  A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

Options on Foreign Currencies

                  The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

                  Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

                  Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

                  Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

                  Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian.

                  Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralized the option by maintaining in a segregated account with the Custodian, cash or U.S. Government securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies

                  Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

                  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

                  In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                             INVESTMENT RESTRICTIONS

                  In addition to those set forth in each Fund's current Prospectus, the Funds have adopted the investment restrictions set forth below, which are fundamental policies of each Fund and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund may not:

         1.     Issue senior securities.

         2. Make investments for the purpose of exercising control or management of another company.

         3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

         4. Purchase or sell real estate or interests therein; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

         6. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

         7. Make loans to other persons (except as provided in (8) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan.

         8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth below.

         9. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. (See restriction (10) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

         10. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. (For the purpose of this restriction and restriction (9) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

         11. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than

                15% of its total assets, taken at market value, would be invested in such securities.

         12. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         13. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in securities of companies which invest in or sponsor such programs.



                The investment restrictions set forth in the Prospectus contain an exception that permits each Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.


                               INVESTMENT ADVISER



                The Trust, on behalf of each Fund, entered into an investment advisory agreement with the Investment Adviser, effective March 28, 1995 (the "Investment Advisory Agreements"), for the provision of investment advisory services, subject to the supervision and direction of the Board of Trustees. Pursuant to the Investment Advisory Agreements, each Fund is obligated to pay the Investment Adviser a monthly fee equal to an annual rate of .75% of the respective Fund's average daily net assets. The Investment Advisory Agreements specify that the advisory fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which a Fund's shares are offered for sale. The most stringent current state restriction limits a fund's allowable aggregate operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) in any fiscal year to 2.5% of the first $30 million of net assets of the Fund, 2% of the next $70 million of net assets of the Fund, and 1.5% of average annual net assets of the Fund in excess of $100 million. With respect to each Fund, the Investment Advisor has voluntarily agreed to waive its advisory fee or reimburse either Fund monthly to the extent that either Fund's total operating expenses exceed 1.25% of its average daily net assets. The advisory fee payable to the

Investment Advisor in connection with the services provided to the International Equity Fund for the year ended October 31, 1996 amounted to $218,232, of which $138,238 was waived. For the period August, 3, 1995 (commencement of operations) through October 31, 1995, the advisory fee payable amounted to $29,563, all of which was waived. The advisory fee payable to the Investment Advisor in connection with services provided to the Small Cap Equity Fund for the period June 17, 1996 (commencement of operations) through October 31, 1996 amounted to $12,641, all of which was waived.

                The Investment Advisory Agreements became effective on March 28, 1995 for a two-year period. Such Agreements may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of each respective Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements will terminate automatically in the event of their assignment.



                        ALLOCATION OF PORTFOLIO BROKERAGE


                The Investment Adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund, the Investment Adviser, by such member, broker, or dealer when viewed in terms of either a particular transaction or the Investment Adviser's overall responsibilities to the Trust. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Investment Adviser may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the Investment Adviser in connection with the Funds. Brokerage may also be allocated to dealers in consideration of a Fund's share distribution, but only when execution and price are comparable to that offered by other brokers.

                The Investment Adviser is responsible for making the Fund's portfolio decisions subject to instructions described in the Prospectus. The Board of Trustees, however, impose limitations on the allocation of portfolio brokerage. During the period August 3, 1995 (commencement of operations) through October 31, 1995, the International Equity Fund paid $52,090 and for the fiscal year ended October 31, 1996 paid $124,675 in brokerage commissions. During the period June 17, 1996 through October 31, 1996, the Small Cap Equity Fund paid $9,692 in brokerage commissions.


                It is anticipated that its brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Funds will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

                Foreign equity securities may be held by a Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

                                   DISTRIBUTOR

                Rodney Square Distributors, Inc. ("RSD") serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, RSD agrees to assist in securing purchasers for shares of the Funds. RSD will receive no compensation for distribution of shares of the Funds, except for reimbursement of out-of-pocket expenses.

                The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or the Fund's shareholders for losses arising in connection with the sale of Fund shares.

                The Distribution Agreement became effective as of February 8, 1995, and will remain in effect for a period of two years. Thereafter, the Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party (the "Independent Trustees"). The Distribution Agreement terminates automatically in the event of its assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to either Fund (i) by the Fund (by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to RSD, or (ii) by RSD on sixty (60) days' written notice to the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                As of January 17, 1997, the following shareholders were known to own of record more than 5% of the outstanding shares of the International Equity
Fund:


         Name and Address                                 Percentage Ownership
         ----------------                                 --------------------


         Patterson & Co.                                  59.89%
         P.O. Box 7829

         Philadelphia, PA  19101

                As of January 17, 1997, the following shareholders were known to own of record more than 5% of the outstanding shares of the Small Cap Equity
Fund:

         Name and Address                                 Percentage Ownership
         ----------------                                 --------------------

         Ryon & Company                                   6.86%
         200 Norwegian Street
         Pottsville, PA  17901

         1838 Investment Advisors                         7.61%
         FBO 401(k) Small Cap Fund
         100 Matsonford Road,
         Five Radnor Corporate Center, Suite 320
         Radnor, PA  19087

         Richard B. Ryon Insurance                        7.69%
         200 Norwegian Street
         Pottsville, PA  17901

         Trustees of Upper Darby Police Pension Plan      9.01%
         KDB Resources
         12 South Monroe  Street, Suite 301
         Media, PA  19063

         Patterson & Co.                                  17.29%
         c/o Corestates Bank NA
         530 Walnut Street
         Philadelphia, PA  19106

         Poolside & Co.                                   36.13%
         1 Enterprise Drive
         Quincy, MA  02171



                               PURCHASE OF SHARES

Tax-Deferred Retirement Plans

                Shares of each Fund are available to all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in
Section 403(b)(7) of the Internal Revenue Code of 1986, as amended. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.

         Individual Retirement Accounts (IRA)

                Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust.

                If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

                                   REDEMPTIONS

                Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

                Payment for shares tendered for redemption is made by check within seven days after receipt and acceptance of your redemption request by Rodney Square, except that each Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the New York Stock Exchange is restricted,
(ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a given Fund is not reasonably predictable or it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

                       TRUSTEES AND OFFICERS OF THE TRUST

              The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed below.



                                                Position and Office        Principal Occupation
Name and Address                       Age      with the Trust             during the Past Five Years
----------------                       ---      --------------------       --------------------------


*W. Thacher Brown                      49       President, Chairman and    President and Chief Executive
Five Radnor Corporate                           Trustee                    Officer, 1838 Investment Advisors,
Center, Suite 320                                                          L.P. (1988 - Present); President
100 Matsonford Road                                                        and Chief Executive Officer, 1838
Radnor, PA  19087                                                          Investment Advisors, Inc. (1988 -
                                                                           Present); and Director, 1838 Bond
                                                                           -Debenture Trading Fund; Airgas,
                                                                           Inc. and Harleysville Mutual
                                                                           Insurance Company.

Charles D. Dickey, Jr.                 78       Trustee                    Retired.  Formerly Chairman and CEO
1 Tower Bridge                                                             of Scott Paper Company (retired as
Suite 1420                                                                 CEO 1983; retired as Director,
West Conshohocken, PA  19428                                               1988); Formerly Director of General
                                                                           Electric Company (retired 1991).

Frank B. Foster, III                   62       Trustee                    Managing Director, CIP, Inc.
20 Valley Stream Parkway                                                   (Investments) (1989 - Present);
Suite 265                                                                  Consultant, DBH, Inc. (1987-1993);
Malvern, PA  19355                                                         Director; Airgas Inc.
                                                                           (1986-present).

                                       18


                                                Position and Office        Principal Occupation
Name and Address                       Age      with the Trust             during the Past Five Years
----------------                       ---      --------------------       --------------------------


*George W. Gephart, Jr.                43       Trustee and Vice           Principal, 1838 Investment
Five Radnor Corporate Center, Suite             President                  Advisors, L.P. (1988 - Present);
320                                                                        Chairman, Bryn Mawr Rehab Hospital
100 Matsonford Road                                                        (Past); and Director, Main Line
Radnor, PA 19087                                                           Health Systems and Jefferson Health

                                                                           Systems (Present).

Robert P. Hauptfuhrer                  65       Trustee                    Chairman and CEO, Oryx Energy
100 Matsonford Road                                                        Company (1988-1994); Director, Oryx
Building 5, Suite 300                                                      Energy Company (1994-1996),
Radnor, PA  19087                                                          Director, Quaker Chemical Corp.
                                                                           (1977-Present).

Johannes B. van den Berg               39       Vice President             Principal and Portfolio Manager,
Five Radnor Corporate Center,                                              1838 Investment Advisors L.P. (1997
Suite 320                                                                  - Present); Managing Director and
100 Matsonford Road                                                        Portfolio Manager, MeesPierson 1838
Radnor, PA  19087                                                          Investment Advisors (1994-1996);

                                                                           President, MeesPierson Capital
                                                                           Management, Inc. (1993 - Present);
                                                                           Managing Director and Chief
                                                                           Investment Officer, MeesPierson
                                                                           Capital Management, B.V. (1983 -
                                                                           1993); and Director, Asian
                                                                           Selection Fund.

Edwin B. Powell                        59       Vice President             Principal and Portfolio Manager,
Five Radnor Corporate Center,                                              1838 Investment Advisors, L.P.
Suite 320                                                                  (1994 - Present); Vice President
100 Matsonford Road                                                        and Portfolio Manager, Provident
Radnor, PA  19087                                                          Capital Management (1987 - 1994).

Anna M. Bencrowsky                     45       Vice President,            Associate, 1838 Investment
Five Radnor Corporate Center, Suite             Treasurer and Secretary    Advisors, L.P. (1988 - Present);
320                                                                        and Vice President and Secretary,
100 Matsonford Road                                                        1838 Bond-Debenture Trading Fund.
Radnor, PA  19087

John J. Kelley                         37       Assistant Treasurer        Vice President, Rodney Square
1100 N. Market Street                                                      Management Corporation (1995 -
Wilmington, DE 19890-0001                                                  Present); Assistant Vice President,
                                                                           Rodney Square Management
                                                                           Corporation (1989 - 1995).



                                                Position and Office        Principal Occupation
Name and Address                       Age      with the Trust             during the Past Five Years
----------------                       ---      --------------------       --------------------------



Laurie V. Brooks                       34       Assistant Secretary        Senior Fund Administrator, Rodney
1100 N. Market Street                                                      Square Management Corporation (1994
Wilmington, DE 19890-0001                                                  - Present); Legal Assistant,
                                                                           Skadden, Arps, Slate, Meagher &
                                                                           Flom (1989 - 1994).


------------------

*Trustees who are "interested persons" as defined in the Investment Company Act of 1940.


                  The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to the functions set forth under "Investment Adviser," and "Distributor" review such actions and decide on general policy. Compensation to officers and trustees of the Trust who are affiliated with the Investment Adviser is paid by the Investment Adviser, and not by the Trust.

         Information relating to the compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth below:




                                                                Pension or            Total Compensation
                                                                Retirement Benefits   from Trust and Fund
                                    Aggregate Compensation      Accrued as Part of    Complex Paid to
Name and Position                   from the Trust (1)          Fund Expenses (2)     Trustees
-----------------                   ----------------------      -------------------   -------------------

W. Thacher Brown                    None                        $0                    $0
Chairman  of  the  Board  and
President

George W. Gephart, Jr.              None                        $0                    $0
Vice President and Trustee


Charles D. Dickey, Jr.              $8,000                      $0                    $8,000
Trustee


Frank B. Foster, III                $8,000                      $0                    $8,000
Trustee


Robert P. Hauptfuhrer               $8,000                      $0                    $8,000
Trustee



---------------------


(1) The interested Trustees of the Trust receive no compensation for their service as Trustees. For their service as Trustees, the disinterested Trustees receive a $6,000 annual fee and $500 per series per Trust meeting attended, as well as reimbursement for out-of-pocket expenses. If any special or additional meetings are held during a fiscal year, the disinterested Trustees will be entitled to receive $500 per series per such meeting attended. For the fiscal year ended October 31, 1996, such fees and expenses amounted to $24,000. As of January 17, 1997, Trustees and officers owned 1.17% of the outstanding shares of the 1838 International Equity Fund and less than 1% of the outstanding shares of the Small Cap Equity Fund.


(2) The Trust has not adopted a pension plan or any other plan that would afford benefits to its Trustees.



                                    TAXATION

                  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

                  In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

                  To the extent a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

                  An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

                  Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.


                  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

                  Dividends and distributions also may be subject to state and local taxes.

Federal Tax Treatment of Forward Currency and Futures Contracts

                  Except for transactions the Funds have identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

                  In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of each Fund's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, a Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Fund's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

                  Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Fund's other investments, and shareholders will be advised on the nature of the payment.

                  Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

                               GENERAL INFORMATION

Audits and Reports


                  The accounts of the Trust are audited each year by Coopers & Lybrand L.L.P., independent certified public accountants. Shareholders receive unaudited semi-annual and audited annual reports of the Trust including the annual audited financial statements and a list of securities owned.



                                   PERFORMANCE

                  Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

                  The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

                  As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:




                                                          6
                                    Yield = 2 [(a-b +1) - 1]
                                                ---
                                                      cd

where

         a =      dividends and interest earned during the period.

         b =      expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

                As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                                   n
                                            P(1+T) = ERV
where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.


   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).


         The International Equity Fund's total return for the year ended October 31, 1996 was 9.11%. The aggregate total return from inception of the Fund (August 3, 1995) to October 31, 1996 was 4.85%. The average annual return for the period was 3.86%. The Small Cap Fund's total return for the period June 17, 1996 (commencement of operations) through October 31, 1996 was (4.30)%.


                Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


Comparisons and Advertisements

                To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss yield or total return for such Fund as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

                Financial Times Goldman Sachs Europe-Asia Index

                Lipper Mutual Fund Indices

                Lipper Mutual Fund Performance Analysis

                Morgan Stanley Capital International EAFE Index

                Morningstar, Inc.

                Nasdaq Industrial Index

                Russell 2000 Index

                Standard & Poor's 500 Composite Stock Price Index

                A Fund may also from time to time along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

                              FINANCIAL STATEMENTS

                                    CONTENTS



               1838 INTERNATIONAL EQUITY FUND FINANCIAL STATEMENTS


                             Schedule of Net Assets
                       Statement of Assets and Liabilities
                             Statement of Operations
                       Statements of Changes in Net Assets
                              Financial Highlights
                          Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                 TAX INFORMATION




                 1838 SMALL CAP EQUITY FUND FINANCIAL STATEMENTS


                             Schedule of Net Assets
                       Statement of Assets and Liabilities
                             Statement of Operations
                       Statements of Changes in Net Assets
                              Financial Highlights
                          Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                 TAX INFORMATION

SCHEDULE OF NET ASSETS


1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                         Shares            (Note 2)
                                                                                         ------            --------

COMMON STOCK -- 99.9%
ARGENTINA -- 0.7%
   Yacimientos Petroliferos Fiscades S.A.  Oil & Gas Exploration.............             13,000           $295,750
                                                                                                          ---------

AUSTRALIA -- 1.8%
   Broken Hill Proprietary Co.             Metals - Diversified..............             35,404            469,977
   News Corp. Ltd.                         Publishing, Broadcasting..........             50,111            285,146
                                                                                                          ---------
                                                                                                            755,123
                                                                                                          ---------
BRAZIL -- 0.9%
   Cia Cervejaria Brahma Sponsor ADR       Brewery...........................             32,000            390,000
                                                                                                          ---------

CHILE -- 0.8%
   Compania Telecomunicacion Chile ADR     Telecommunications................              3,500            345,188
                                                                                                          ---------

FRANCE -- 6.8%
   Accor                                   Lodging...........................              3,361            422,817
   Carrefour Supermarche                   Retail - Grocery..................                600            333,549
   Compagnie Gen Des Eaux                  Service Company...................              4,000            478,906
   LVMH (Moet-Hennessy)                    Wines & Spirits...................              1,950            447,446
   Rhone Poulenc                           Chemicals ........................             21,318            632,861
   Total SA (B Shares)                     Oil & Gas Exploration.............              6,000            470,166
                                                                                                          ---------
                                                                                                          2,785,745
                                                                                                          ---------
GERMANY -- 5.9%
   BASF AG                                 Chemicals Manufacturer............             15,000            480,445
   Bayer AG                                Chemicals.........................             15,000            567,798
   Mannesmann AG                           Machinery Manufacturer............              1,300            507,577
   SAP ADR                                 Computers, Software...............              7,000            323,750
   Veba AG                                 Electric Utility..................             10,000            534,908
                                                                                                          ---------
                                                                                                          2,414,478
                                                                                                          ---------
HONG KONG -- 6.9%
   Cheung Kong Holdings, Ltd.              Real Estate.......................             52,000            417,103
   Citic Pacific Ltd.                      Holding Company...................             90,000            437,803
   Henderson Land Dev.                     Real Estate.......................             40,000            355,780
   HSBC Holdings                           Financial Services................             41,009            835,619
   Hutchinson Whampoa                      Real Estate, Transportation
                                             & Telecommunications............             56,000            391,228
   Sun Hung Kai Properties                 Real Estate.......................             35,000            398,473
                                                                                                          ---------
                                                                                                          2,836,006
                                                                                                          ---------

                                              See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                         Shares            (Note 2)
                                                                                         ------            --------

INDONESIA -- 1.6%
   PT Bank Intl. Indonesia                 Banking...........................            428,090           $344,685
   Telekomunik Indonesia Sponsor ADR       Telecommunications................             10,000            300,000
                                                                                                         ----------
                                                                                                            644,685
                                                                                                         ----------
ITALY -- 1.6%
   Telecom Italia Mobile Spa               Telecommunications................            310,000            641,389
                                                                                                         ----------

JAPAN -- 28.0%
   Asahi Glass Co., Ltd.                   Glass Manufacturer................             44,000            465,159
   Asatsu Inc.                             Advertising.......................             12,300            456,199
   Canon Inc. ADR                          Manufacturing - Electronics.......              5,200            501,150
   Industrial Bank of Japan                Banking...........................             19,000            379,968
   Japan Telecom Co., Ltd.                 Telecommunications................                 24            579,334
   Konica Corp.                            Photography Equipment.............             58,000            388,848
   Kyocera Corp.                           Bioceramics Manufacturer..........             10,000            661,618
   Marubeni Corp.                          Miscellaneous Distributor.........            111,000            515,348
   Mitsubishi Trust & Banking              Banking...........................             31,000            458,816
   Mitsubishi Heavy Industries, Ltd.       Heavy Machinery...................             55,000            423,973
   Mitsubishi Estate Co., Ltd.             Real Estate.......................             35,000            437,848
   Mitsubishi Materials Corp.              Metals - Diversified..............             88,000            392,284
   Mitsui Toatsu Chemicals                 Chemicals.........................            109,000            382,188
   Nippon Steel Corp.                      Steel Manufacturer................            140,000            409,481
   Nippondenso Co. Ltd.                    Electronics.......................             25,000            519,780
   Nomura Securities, Co., Ltd.            Securities Dealer.................             27,000            447,187
   Obayashi Corp.                          Construction......................             60,000            464,102
   Seven-Eleven                            Retail - Grocery..................              6,300            367,423
   Sharp Corp.                             Electronics.......................             43,000            655,363
   Sumitomo Bank                           Banking...........................             30,000            528,590
   Takeda Chemicals Industries             Pharmaceuticals...................             30,000            515,375
   TDK Corp.                               Magnetic Tapes, Floppy &
                                             Optical Discs...................             12,000            706,196
   Tokio Marine & Fire                     Insurance.........................             37,000            407,455
   Toyota Motor Corp.                      Automobile Manufacturer...........             20,000            473,968
                                                                                                         ----------
                                                                                                         11,537,653
                                                                                                         ----------
KOREA -- 1.1%
   Korea Mobile Telecom ADR                Communications....................             18,000            225,000
   Samsung Electronics GDR*                Electronics.......................             10,000            215,000
                                                                                                         ----------
                                                                                                            440,000
                                                                                                         ----------
MALAYSIA -- 2.6%
   Genting Berhad                          Resorts - Plantation..............             25,000            187,270
   Malayan Banking                         Banking...........................             33,000            326,979


                                              See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                         Shares            (Note 2)
                                                                                         ------            --------

MALAYSIA -- CONTINUED
   Sungei Way Holdings Berhad              Manufacturing.....................             55,000           $313,900
   United Engineers, Ltd.                  Engineering & Construction........             30,000            237,802
                                                                                                         ----------
                                                                                                          1,065,951
                                                                                                         ----------
MEXICO -- 1.5%
   Grupo Casa Autrey ADR                   Pharmaceuticals...................             17,500            330,312
   Transportation Maritima Mexicana SA     Shipping..........................             40,000            280,000
                                                                                                         ----------
                                                                                                            610,312
                                                                                                         ----------
NETHERLANDS -- 6.0%
   Aegon N.V.                              Insurance.........................             10,109            514,694
   Akzo N.V.                               Chemicals.........................              4,000            504,543
   Ing Groep, N.V.                         Financial Services................             17,240            538,051
   Koninklijke Ahold NV                    Retail Food Distributor...........              8,000            467,257
   Stork N.V.                              Miscellaneous Manufacturing.......             14,837            464,805
                                                                                                         ----------
                                                                                                          2,489,350
                                                                                                         ----------
PANAMA -- 1.0%
   Banco Latinoamercano DE
      Exportaciones S.A. ADR (E Shares)    Banking...........................              8,000            418,000
                                                                                                         ----------

PHILIPPINES -- 0.5%
   Pilipino Telephone Corp.                Telecommunications................            250,000            221,167
                                                                                                         ----------

SINGAPORE -- 0.9%
   Singapore Press Holdings                Publishing........................              8,000            132,728
   United O/S Bank                         Banking...........................             23,000            223,412
                                                                                                         ----------
                                                                                                            356,140
                                                                                                         ----------
SPAIN -- 3.2%
   Banco Santander SA                      Banking...........................             10,000            514,026
   Empresa Nacional DE Electricidad SA     Utility...........................              8,000            490,326
   Repsol SA                               Oil & Gas Exploration.............             10,000            326,858
                                                                                                         ----------
                                                                                                          1,331,210
                                                                                                         ----------
SWEDEN -- 2.7%
   Astra AB (A Shares)                     Pharmaceuticals...................             11,000            506,233
   Atlas Copco AB (A Shares)               Machinery Manufacturer............             30,000            621,743
                                                                                                         ----------
                                                                                                          1,127,976
                                                                                                         ----------


                                              See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                         Shares            (Note 2)
                                                                                         ------            --------

SWITZERLAND -- 4.0%
   ABB AG                                  Electrical Machinery..............                500           $621,865
   Ciba-Geigy AG                           Pharmaceuticals...................                400            493,670
   Roche Holding AG-Genussshein            Pharmaceuticals...................                 70            532,845
                                                                                                         ----------
                                                                                                          1,648,380
                                                                                                         ----------
TAIWAN -- 1.3%
   Asia Cement Corp.                       Cement............................             15,000            300,000
   Siliconware Precision Industries Co.    Manufactures Electronics..........             30,000            246,000
                                                                                                         ----------
                                                                                                            546,000
                                                                                                         ----------
THAILAND -- 0.9%
   PTT Exploration and Production
      Public Co.                           Oil & Gas Exploration.............              5,000             68,628
   PTT Exploration and Production
      Public Co. (Foreign Shares)          Oil & Gas Exploration.............             10,000            143,531
   Thai Farmers Warrants 09/15/03          Banking...........................              1,375              1,348
   Thai Farmers Bank Co.                   Banking...........................             21,000            160,589
                                                                                                         ----------
                                                                                                            374,096
                                                                                                         ----------
UNITED KINGDOM -- 19.2%
   British Aerospace plc                   Aerospace.........................             43,000            815,819
   British Airways plc                     Airlines..........................              5,000            451,250
   British Telecommunications plc
       Sponsor ADR                         Telecommunications................              7,000            403,375
   Carlton Communications plc
      Sponsor ADR                          Broadcasting......................             15,000            611,250
   Kingfisher plc                          Retail Department Stores..........             55,000            585,677
   Lloyds TSB Group plc                    Banking...........................             90,796            574,948
   Pearson plc                             Publishing........................             42,000            517,574
   Prudential Corp. plc                    Insurance.........................             85,000            642,578
   Reed International plc                  Publishing........................             33,000            613,754
   Reuters Holdings plc Sponsor ADR        Publishing........................              8,000            595,000
   Shell Transport and Trading Co. plc     Oil & Gas Exploration &
                                             Distribution....................             28,000            458,397
   Siebe plc                               Machinery Manufacturer............             28,000            438,823
   Smithkline Beecham plc                  Pharmaceuticals...................             54,646            674,302
   Unilever plc Sponsor ADR                Manufacturer - Consumer Goods.....              6,000            514,500
                                                                                                         ----------
                                                                                                          7,897,247
                                                                                                         ----------
         TOTAL COMMON STOCK (COST $39,780,218) ........................................                  41,171,846
                                                                                                         ----------


                                              See notes to financial statements.

1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                         Shares            (Note 2)
                                                                                         ------            --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
   Federal Home Loan Banks, 5.50%,
      11/01/96 (COST $868,000) ..............................................            868,000           $868,000
                                                                                                        -----------


TOTAL INVESTMENTS (COST $40,648,218)+ -- 102.0%.........................................                $42,039,846

OTHER ASSETS AND LIABILITIES, NET -- (2.0)%.............................................                   (830,916)
                                                                                                        -----------

NET ASSETS -- 100.0%....................................................................                $41,208,930
                                                                                                        ===========

                                              See notes to financial statements.

*  Non-income producing security.
+ Also the cost for Federal income tax purposes. At October 31, 1996, net unrealized appreciation was $1,391,628. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $3,072,239, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,680,611.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt




FINANCIAL STATEMENTS - STATEMENT OF ASSETS AND LIABILITIES


1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------

Assets:
Investments, at market (identified cost $40,648,218) .....................                              $42,039,846
Cash......................................................................                                      224
Forward foreign currency exchange contract held, at market
   (identified cost $516,140).............................................                                  513,503
Receivables:
   Dividends and interest ................................................                                   80,614
   Foreign taxes recoverable .............................................                                   21,248
   Investment securities sold ............................................                                  452,145
   Forward foreign currency exchange contracts sold (Note 6) .............                                    6,549
Deferred organizational costs (Note 2)....................................                                   96,971
                                                                                                        -----------

      Total Assets .......................................................                               43,211,100

Liabilities:
Payables:
   Investment securities purchased........................................             $1,388,965
   Due to Advisor.........................................................                 28,857
   Accrued expenses (Note 4) .............................................                 61,653
   Forward foreign currency exchange contract (Note 6) ...................                516,140
   Foreign currencies to deliver (Note 6) ................................                  6,555
                                                                                       ----------
      Total Liabilities ..................................................                                2,002,170
                                                                                                        -----------

Net Assets  ..............................................................                              $41,208,930
                                                                                                        ===========

Net Assets consist of:
Common stock .............................................................                                   $3,946
Additional capital paid in ...............................................                               40,009,495
Undistributed net investment income.......................................                                  203,214
Accumulated net realized loss on:
   Investments ...........................................................                                 (330,346)
   Foreign currency transactions .........................................                                  (63,127)
Net unrealized appreciation (depreciation) on:
   Investments ...........................................................                                1,391,628
   Translation of assets and liabilities in foreign currencies ...........                                   (5,880)


Net Assets, for 3,945,864 shares outstanding .............................                              $41,208,930
                                                                                                        ===========
Net Asset Value offering price and redemption price per share ($41,208,930 /
   3,945,864 outstanding shares of common stock,
   $0.001 par value) .....................................................                                   $10.44
                                                                                                        ===========


                                              See notes to financial statements.

STATEMENTS OF OPERATIONS


1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                                                                                         For the Fiscal Year Ended
                                                                                              October 31, 1996
                                                                                      ------------------------------

Investment Income:
      Dividends ..........................................................                                 $532,282
      Interest ...........................................................                                   84,531
                                                                                                         ----------
                                                                                                            616,813
      Less foreign taxes withheld ........................................                                  (48,451)
                                                                                                         ----------
                                                                                                            568,362
Expenses:
      Investment advisory fee (Note 4) ...................................               $218,232
      Administration fee (Note 4) ........................................                 50,000
      Accounting fee (Note 4) ............................................                 60,000
      Custodian fees .....................................................                 37,677
      Amortization of organizational expenses (Note 2) ...................                 25,924
      Reports to shareholders ............................................                 12,739
      Legal ..............................................................                 11,747
      Audit ..............................................................                 26,800
      Registration fees ..................................................                 21,516
      Directors' fees and expenses (Note 4) ..............................                 21,750
      Transfer agency fees ...............................................                 17,647
      Other ..............................................................                 21,085
                                                                                         --------
         Total expenses before fee waivers ...............................                525,117
         Advisory fee waived (Note 4) ....................................               (138,238)
         Administration fee waived (Note 4) ..............................                 (9,358)
         Accounting fee waived (Note 4) ..................................                (11,229)
         Transfer agency fee waived (Note 4) .............................                 (2,573)
                                                                                         --------
            Total Expenses, net ..........................................                                  363,719
                                                                                                         ----------

      Net investment income ..............................................                                  204,643
                                                                                                         ----------



Realized and unrealized gain (loss) from investments and foreign currency:
   Net realized loss from:
      Investments ........................................................                                 (306,807)
      Foreign currency transactions ......................................                                  (63,127)
   Net unrealized appreciation (depreciation) during the year on:
      Investments ........................................................                                2,071,153
      Translation of assets and liabilities in foreign currencies ........                                   (5,836)
                                                                                                         ----------

   Net realized and unrealized gain from investments and
      foreign currency....................................................                                1,695,383
                                                                                                         ----------
Net increase in net assets resulting from operations .....................                               $1,900,026
                                                                                                         ==========


                                              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

                                                                                                        For the Period
                                                                                                        August 3, 1995
                                                                                    For the Fiscal     (Commencement of
                                                                                      Year Ended      Operations) through
                                                                                   October 31, 1996    October 31, 1995
                                                                                   ----------------    ----------------

Increase (Decrease) in Net Assets:
Operations:
   Net investment income..................................................               $204,643           $40,266
   Net realized gain (loss) on:
      Investments ........................................................               (306,807)          (23,539)
      Foreign currency transactions ......................................                (63,127)           36,990
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................              2,071,153          (679,525)
      Translation of assets and liabilities in foreign currencies ........                 (5,836)              (44)
                                                                                      -----------       -----------

   Net increase (decrease) in net assets resulting from operations .......              1,900,026          (625,852)
                                                                                      -----------       -----------

Distributions to shareholders from:
   Net investment income ($0.043 and $0, respectively)....................                (78,685)                0
                                                                                      -----------       -----------

Increase in net assets from Fund share transactions (Note 5) .............             22,623,847        17,289,594
                                                                                      -----------       -----------

   Increase in net assets ................................................             24,445,188        16,663,742

Net Assets:
   Beginning of period....................................................             16,763,742           100,000
                                                                                      -----------       -----------

   End of period..........................................................            $41,208,930       $16,763,742
                                                                                      ===========       ===========


                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS


1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                                        For the Period
                                                                                                        August 3, 1995
                                                                                    For the Fiscal     (Commencement of
                                                                                      Year Ended      Operations) through
                                                                                   October 31, 1996    October 31, 1995
                                                                                   ----------------    ----------------

Net Asset Value - Beginning of Period ............                                        $9.61              $10.00
                                                                                        -------             -------
Investment Operations:
   Net investment income .........................                                         0.07                0.02
   Net realized and unrealized gain (loss)
      on investment and foreign currency
      transactions ...............................                                         0.80               (0.41)
                                                                                        -------             -------

         Total from investment operations ........                                         0.87               (0.39)
                                                                                        -------             -------
Distributions:
   From net investment income ....................                                        (0.04)                 --
                                                                                        -------             -------


Net Asset Value - End of Period ..................                                       $10.44               $9.61
                                                                                        =======             =======

Total Return .....................................                                         9.11%              (3.90)%
Ratios (to average net assets) - Supplemental Data:
   Expenses1 .....................................                                         1.25%               1.25%*
   Net investment income .........................                                         0.70%               1.02%*
Portfolio turnover rate ..........................                                        59.11%              42.21%*
Average commission rate paid .....................                                      $0.0211                  --
Net assets at end of period (000's omitted).......                                      $41,209             $16,764




1 Without waivers the annualized ratio of expenses to average daily net assets would have been 1.80% and 2.60% for the periods ended October 31, 1996, and 1995, respectively.
*  Annualized.


                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1838 INTERNATIONAL EQUITY FUND                                 OCTOBER 31, 1996
-------------------------------------------------------------------------------


Note 1 -- Description of the Fund -- The 1838 Investment Advisors Funds (the "Trust"), a diversified, open-end management investment company, was established as a series Delaware business trust on December 9, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established two series: the 1838 International Equity Fund and the 1838 Small Cap Equity Fund. The 1838 International Equity Fund (the "Fund"), the first of the two series currently offered by the Trust, commenced operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. The 1838 International Equity Fund is presented in this report.

Note 2 -- Significant Accounting Policies.

Security Valuation. The Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. At October 31, 1996 there were no securities valued by the Board of Trustees.

Federal Income Taxes. The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1996, the Fund had a net tax basis capital loss carryforward available to offset future capital gains, if any, of approximately $330,000, of which $24,000 will expire on October 31, 2003, and $306,000 will expire on October 31, 2004.

Dividends and Capital Gain Distributions. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. These distributions will be made annually in December. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

Deferred Organizational Costs. Costs incurred by the Fund in connection with the initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date that the Fund commenced operations.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

Note 2 -- Significant Accounting Policies -- continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.

Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, the Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Note 3 -- Purchases and Sales of Investment Securities -- Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 1996 were $40,144,412 and $16,404,096, respectively.

Note 4 -- Advisory Fee and Other Transactions with Affiliates -- The Trust, on behalf of the Fund, employs 1838 Investment Advisors, L.P. (the "Investment Adviser"), a Delaware limited partnership and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Trust. The Investment Adviser supervises the investments of the assets of the Fund in accordance with its investment objective, policies and restrictions. The Fund's assets are managed by MeesPierson 1838 Investment Advisors (the "Sub-Adviser") pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and the Sub-Adviser. The Sub-Adviser is compensated by the Investment Adviser for the services it provides.

1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
Note 4 -- Advisory Fee and Other Transactions with Affiliates -- continued

The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Investment Adviser has voluntarily agreed to waive its advisory fee or reimburse the Fund monthly to the extent that the Fund's total operating expenses, after waivers from affiliates, will exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded at any time in the future. The advisory fee for the year ending October 31, 1996 amounted to $218,232, of which $138,238 was waived.

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for one series and $15,000 minimum per year for each additional portfolio added to a series. RSMC has agreed to waive a portion of its fees. For the fiscal year ended October 31, 1996, RSMC's administration fees amounted to $50,000, of which $9,358 was waived. At October 31, 1996, Administration fees payable to RSMC amounted to $8,334.

Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, has been engaged pursuant to a Distribution Agreement with the Trust to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD receives no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses. There are no expenses payable to RSD at October 31, 1996.

RSMC serves as Accounting Agent to the Fund. As Accounting Agent, RSMC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust. At October 31, 1996, Accounting service fees payable to RSMC amounted to $10,000.

RSMC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, RSMC receives a monthly fee computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. At October 31, 1996, Transfer Agent fees payable to RSMC amounted to $1,561.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Adviser or its affiliates and all personnel of the Trust or the Investment Adviser performing services related to research, statistical and investment activities are paid by the Investment Adviser or its affiliates. The fees and expenses payable to the "non-interested" Trustees amounted to $3,750 on October 31, 1996.

1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

Note 5 -- Fund Share Transactions -- At October 31, 1996, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. Transactions in shares of the Fund were as follows:



                                                   For the Fiscal Year                 For the Period
                                                  Ended October 31, 1996           Ended October 31, 1995
                                               ----------------------------      --------------------------

                                                 Shares            Amount          Shares         Amount
                                               ---------        -----------      ---------      -----------

   Shares sold.........................        2,653,604        $27,246,882      1,742,436      $17,357,801
   Shares issued to shareholders in
      reinvestment of distributions
      from net investment income.......            7,882             78,427              0                0
   Shares redeemed.....................         (460,886)        (4,701,462)        (7,172)         (68,207)
                                               ---------        -----------      ---------      -----------

   Net increase .......................        2,200,600        $22,623,847      1,735,264      $17,289,594
                                                                ===========                     ===========


   Shares outstanding:
      Beginning of period..............        1,745,264                            10,000
                                               ---------                         ---------

      End of period....................        3,945,864                         1,745,264
                                               =========                         =========



Note 6 -- Commitments -- As of October 31, 1996, the Fund had entered into forward foreign currency exchange contracts which contractually obligates the Fund to deliver currencies at specified future dates. The open contracts are as follows:


                                                                                       Net Unrealized
                                                                                        Depreciation
      Contracts to Deliver                In Exchange For          Settlement Date          U.S. $
      --------------------           -------------------------     ---------------        ----------

     British Pound    4,032          U.S. Dollar         6,549         11/04/96              (6)

     U.S. Dollar    516,140          British Pound     315,856         11/04/96          (2,637)


REPORT OF INDEPENDENT ACCOUNTANTS


1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the 1838 Investment Advisors Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of net assets of the 1838 International Equity Fund, a series of the 1838 Investment Advisors Funds, as of October 31, 1996 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1838 International Equity Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 6, 1996

TAX INFORMATION (UNAUDITED)


1838 INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------

During the fiscal year ended October 31, 1996, the Fund recognized $218,409 of foreign source income.

In January 1997, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1996. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

SCHEDULE OF NET ASSETS

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                          Shares           (Note 2)
                                                                                          ------           --------
COMMON STOCK -- 98.7%
AGRICULTURE, FORESTRY & FISHERIES -- 1.4%
      Sylvan, Inc.*.............................................................           5,780            $74,417
                                                                                                         ----------


COMMUNICATIONS & BROADCASTING -- 0.5%
      All American Communications, Inc. (B Shares)*.............................           3,215             28,533
                                                                                                         ----------

FINANCE & INSURANCE -- 28.4%
   INSURANCE CARRIERS -- 20.5%
      Allmerica Financial Corporation...........................................           2,400             72,900
      E.W. Blanch Holdings, Inc.................................................           3,970             81,881
      Capital Re Corp...........................................................             800             31,000
      Capmac Holdings, Inc......................................................           1,450             48,394
      Enhance Financial Services Group, Inc.....................................           1,890             63,079
      Everest Re Holdings, Inc..................................................           1,525             38,888
      Executive Risk Inc........................................................           2,090             86,212
      FPIC Insurance Group, Inc.*...............................................           4,300             58,050
      Gryphon Holdings, Inc.*...................................................           4,450             62,856
      Home State Holdings, Inc.*................................................           3,750             28,125
      MMI Companies, Inc........................................................           2,400             69,000
      NAC Re Corp...............................................................             805             28,276
      The PMI Group, Inc........................................................           1,700             97,113
      Presidential Life Corp....................................................           4,100             46,637
      State Auto Financial Corp.................................................           4,550             63,700
      Travelers/Aetna, Property Casualty Corp. (A Shares).......................           2,195             65,850
      Western National Corp.....................................................           4,150             74,700
      Partnerre Holdings, Ltd...................................................           1,495             42,981
      Terra Nova (Bermuda)......................................................           2,700             57,375
                                                                                                         ----------
                                                                                                          1,117,017
                                                                                                         ----------
   SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 5.0%
      Affiliated Community Bancorp..............................................           1,825             37,184
      Bank United Corp. (A Shares)*.............................................           2,500             66,563
      Bankatlantic Bancorp, Inc. (A Shares).....................................             642              8,587
      Bankatlantic Bancorp, Inc. (B Shares).....................................           2,568             33,705
      BostonFed Bancorp, Inc....................................................           1,800             24,525
      Long Island Bancorp, Inc..................................................           2,315             68,871
      ML Bancorp, Inc...........................................................           2,150             29,966
                                                                                                         ----------
                                                                                                            269,401
                                                                                                         ----------
   STATE & NATIONAL BANKS -- 2.9%
      Century Bancorp Inc. (A Shares)...........................................             300              4,125
      Riggs National Corp.......................................................           3,800             65,075

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                          Shares           (Note 2)
                                                                                          ------           --------
   STATE & NATIONAL BANKS -- CONTINUED
      Southern National Corp....................................................             600            $20,775
      United Security Bancorporation*...........................................           4,700             65,212
                                                                                                         ----------
                                                                                                            155,187
                                                                                                         ----------

         TOTAL FINANCE & INSURANCE..............................................................          1,541,605
                                                                                                         ----------
MANUFACTURING -- 47.9%
   CHEMICALS & ALLIED PRODUCTS -- 1.5%
      General Chemical Group, Inc...............................................           4,185             79,515
                                                                                                         ----------

   COMPUTER & OFFICE EQUIPMENT -- 2.1%
      Lexmark International Group, Inc. (A Shares)*.............................           3,600             85,050
      Zycon Corp.*..............................................................           3,135             30,174
                                                                                                         ----------
                                                                                                            115,224
                                                                                                         ----------
   FOOD & BEVERAGE -- 1.6%
      Smithfield Foods, Inc.*...................................................           3,000             87,000
                                                                                                         ----------

   GLASS, CONCRETE & OTHER PRODUCTS -- 1.5%
      Medusa Corp...............................................................           2,490             81,859
                                                                                                         ----------

   IRON & STEEL -- 0.8%
      Schnitzer Steel Industries, Inc. (A Shares)...............................           1,625             43,266
                                                                                                         ----------

   MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 5.4%
      AVX Corp..................................................................           4,100             75,850
      Belden, Inc...............................................................           2,800             80,500
      Burr-Brown Corp.*.........................................................           1,875             39,844
      UCAR International, Inc.*.................................................           2,435             95,269
                                                                                                         ----------
                                                                                                            291,463
                                                                                                         ----------
   MISC. FABRICATED METAL PRODUCTS -- 1.8%
      Wolverine Tube, Inc.*.....................................................           2,475             98,691
                                                                                                         ----------

   MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.4%
      DT Industries, Inc........................................................             975             38,513
      Fedders Corp. (A Shares)..................................................           7,440             37,200
                                                                                                         ----------
                                                                                                             75,713
                                                                                                         ----------
   MISC. MANUFACTURING INDUSTRIES -- 11.9%
      American Safety Razor Co.*................................................           5,730             70,909
      Aptargroup, Inc...........................................................             600             19,350
      Caraustar Industries, Inc.................................................             925             27,056
      Chase Brass Industries, Inc.*.............................................           2,000             37,750
      D.R. Horton, Inc.*........................................................           3,982             36,336
      Dal-Tile International, Inc.*.............................................           4,400             77,000

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                            Value
                                                                                          Shares           (Note 2)
                                                                                          ------           --------
   MISC. MANUFACTURING INDUSTRIES -- CONTINUED
      Libbey, Inc...............................................................           2,215            $53,160
      Middleby Corp.*...........................................................           1,665              8,741
      Mueller Industries, Inc.*.................................................             800             32,200
      Paragon Trade Brands, Inc.*...............................................           3,400             89,250
      Tracor, Inc.*.............................................................           2,100             47,775
      US Can Corp.*.............................................................           5,965             95,440
      Velcro Industries N.V.....................................................             880             49,940
                                                                                                         ----------
                                                                                                            644,907
                                                                                                         ----------
   PAPER & PAPER PRODUCTS -- 3.9%
      American Pad & Paper Co.*.................................................           2,825             52,969
      Buckeye Cellulose Corp.*..................................................           3,290             85,951
      Schweitzer-Mauduit International, Inc.....................................           2,310             71,032
                                                                                                         ----------
                                                                                                            209,952
                                                                                                         ----------
   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 3.5%
      Fisher Scientific International...........................................           2,750            123,406
      Fluke Corp................................................................             770             30,800
      OEC Medical Systems, Inc.*................................................           2,830             37,144
                                                                                                         ----------
                                                                                                            191,350
                                                                                                         ----------
   RUBBER & PLASTICS -- 0.9%
      Channell Commercial Corp.*................................................           2,515             29,394
      Greif Brothers Corp. (A Shares)...........................................             765             21,229
                                                                                                         ----------
                                                                                                             50,623
                                                                                                         ----------
   TELECOMMUNICATIONS EQUIPMENT -- 2.8%
      Oak Industries, Inc.*.....................................................           3,690             93,634
      Superior Telecom Inc.*....................................................           3,300             58,575
                                                                                                         ----------
                                                                                                            152,209
                                                                                                         ----------
   TEXTILES & APPAREL -- 3.9%
      The First Years, Inc......................................................           2,830             43,865
      Guess ?, Inc.*............................................................           2,500             31,875
      Hirsch International Corp. (A Shares)*....................................           2,862             51,516
      Springs Industries, Inc. (A Shares).......................................           1,000             45,125
      Worldtex, Inc.*...........................................................           5,300             41,737
                                                                                                         ----------
                                                                                                            214,118
                                                                                                         ----------
   TRANSPORTATION -- 3.5%
      Airnet Systems, Inc.*.....................................................           2,700             35,100
      America West Airlines, Inc.*..............................................           1,520             17,480
      Canadian National Railway Co..............................................           2,500             68,750
      Midwest Express Holdings, Inc.*...........................................           1,951             66,334
                                                                                                         ----------
                                                                                                            187,664
                                                                                                         ----------

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                           Value
                                                                                          Shares          (Note 2)
                                                                                          ------          --------
   TRANSPORTATION EQUIPMENT -- 1.4%
      Mark IV Industries, Inc...................................................           2,259            $48,851
      Winnebago Industries, Inc.................................................           3,750             27,656
                                                                                                         ----------
                                                                                                             76,507
                                                                                                         ----------

         TOTAL MANUFACTURING....................................................................          2,600,061
                                                                                                         ----------
MINING -- 1.8%
   COAL -- 1.4%
      Zeigler Coal Holding Co...................................................           4,200             76,125
                                                                                                         ----------

   CRUDE PETROLEUM & NATURAL GAS -- 0.4%
      Willbros Group, Inc.*.....................................................           2,300             21,563
                                                                                                         ----------

         TOTAL MINING...........................................................................             97,688
                                                                                                         ----------
SERVICES -- 8.0%
   AMUSEMENT & RECREATION SERVICES -- 2.6%
      Casino America, Inc.*.....................................................           4,420             21,547
      Harveys Casino Resorts....................................................           3,835             61,839
      Royal Carribean Cruises Ltd...............................................           2,100             56,438
                                                                                                         ----------
                                                                                                            139,824
                                                                                                         ----------
   BUSINESS SERVICES -- 0.8%
      Cort Business Services Corp.*.............................................           2,100             44,100
                                                                                                         ----------

   MEDICAL & HEALTH SERVICES -- 4.6%
      Maxicare Health Plans, Inc.*..............................................           2,620             49,453
      Medical Resources, Inc.*..................................................           3,600             31,050
      Ornda Healthcorp*.........................................................           1,220             33,245
      Sierra Health Services, Inc.*.............................................           1,495             42,794
      Summit Care Corp.*........................................................           2,100             33,338
      Sun Healthcare Group, Inc.*...............................................           4,900             62,475
                                                                                                         ----------
                                                                                                            252,355
                                                                                                         ----------

         TOTAL SERVICES.........................................................................            436,279
                                                                                                         ----------
WHOLESALE & RETAIL TRADE -- 10.7%
   MISC. RETAIL STORES -- 2.1%
      Duckwall-Alco Stores, Inc.*...............................................           2,100             27,562
      Ruddick Corp..............................................................           6,635             86,255
                                                                                                         ----------
                                                                                                            113,817
                                                                                                         ----------
   RETAIL APPAREL & ACCESSORY STORES -- 4.4%
      Catherines Stores Corp.*..................................................             700              3,894
      Dress Barn, Inc.*.........................................................           4,040             53,025
      Little Switzerland, Inc.*.................................................           8,095             39,463
      Proffitt's, Inc.*.........................................................             985             39,769

                       See notes to financial statements.

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                                                           Value
                                                                                          Shares          (Note 2)
                                                                                          ------          --------
   RETAIL APPAREL & ACCESSORY STORES -- CONTINUED
      Stage Stores, Inc.*.......................................................           1,500            $27,375
      Zale Corp.*...............................................................           3,875             75,078
                                                                                                         ----------
                                                                                                            238,604
                                                                                                         ----------
   WHOLESALE ELECTRONIC EQUIPMENT & COMPUTERS -- 0.7%
      Marshall Industries*......................................................           1,345             40,519
                                                                                                         ----------

   WHOLESALE MISC. -- 3.5%
      BMC West Corp.*...........................................................           6,315             75,780
      Dimon, Inc................................................................           2,200             41,800
      TBC Corp.*................................................................          10,800             71,550
                                                                                                         ----------
                                                                                                            189,130
                                                                                                         ----------

         TOTAL WHOLESALE & RETAIL TRADE.........................................................            582,070
                                                                                                         ----------

         TOTAL COMMON STOCK (COST $5,203,827)....................................................         5,360,653
                                                                                                         ----------

MISCELLANEOUS ASSETS -- 1.1%
      Scudder Managed Cash Fund (COST $58,000)..................................          58,000             58,000
                                                                                                         ----------



TOTAL INVESTMENTS (COST $5,261,827)+ -- 99.8%....................................................        $5,418,653

OTHER ASSETS AND LIABILITIES, NET -- 0.2%........................................................             8,998
                                                                                                         ----------

NET ASSETS -- 100.0%.............................................................................        $5,427,651
                                                                                                         ==========

----------
*  Non-income producing security.
+ The cost for Federal income tax purposes was $5,085,026. At October 31, 1996, net unrealized appreciation was $333,627. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $542,473, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $208,846.

                       See notes to financial statements.

FINANCIAL STATEMENTS -- STATEMENT OF ASSETS AND LIABILITIES

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

Assets:
Investments, at market (identified cost $5,261,827) (Note 2) ....   $5,418,653
Cash.............................................................        3,335
Receivables:
   Interest .....................................................          271
   Dividends ....................................................        1,502
   Investment securities sold ...................................        1,597
Reimbursement due from Investment Adviser .......................       16,025
                                                                    ----------

      Total Assets ..............................................    5,441,383

Liabilities:
   Accrued expenses payable (Note 4) ............................       13,732
                                                                    ----------

Net Assets ......................................................   $5,427,651
                                                                    ==========

Net Assets consist of:
Common stock ....................................................         $567
Additional capital paid in ......................................    5,317,091
Accumulated net realized loss on investments.....................      (46,833)
Net unrealized appreciation on investments.......................      156,826
                                                                    ----------

Net Assets, for 566,969 shares outstanding ......................   $5,427,651
                                                                    ==========


Net Asset Value offering price and redemption price per share
   ($5,427,651 / 566,969 outstanding shares of common stock,
   $0.001 par value) ............................................        $9.57
                                                                    ==========

                       See notes to financial statements.

STATEMENT OF OPERATIONS

1838 SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------

                                                                     For the Period June 17, 1996
                                                                     (Commencement of Operations)
                                                                       through October 31, 1996
                                                                     ----------------------------
Investment Income:
   Dividends.......................................................                    $  9,624
   Interest........................................................                       2,704
                                                                                       --------
      Total Investment Income .....................................                      12,328
                                                                                       --------

Expenses:
   Investment advisory fee (Note 4) ...............................      $12,641
   Administration fee (Note 4) ....................................       18,768
   Accounting fee (Note 4) ........................................       15,014
   Custodian fees .................................................        7,505
   Legal ..........................................................        7,109
   Audit ..........................................................        5,000
   Registration fees ..............................................        1,662
   Directors' fees and expenses (Note 4) ..........................        3,750
   Transfer agency fees ...........................................        6,064
   Other ..........................................................          625
                                                                         -------

      Total expenses before fee waiver and reimbursement ..........       78,138
      Advisory fee waived (Note 4) ................................      (12,641)
      Reimbursement from Investment Adviser (Note 4)...............      (44,428)
                                                                         -------
         Total Expenses, net ......................................                      21,069
                                                                                       --------

   Net investment loss ............................................                      (8,741)
                                                                                       --------

Realized and unrealized gain (loss) from investments:
   Net realized loss on investments during the period..............                     (46,833)
   Net unrealized appreciation of investments during the period....                     156,826
                                                                                       --------

      Net gain on investments......................................                     109,993
                                                                                       --------

Net increase in net assets resulting from operations ..............                    $101,252
                                                                                       ========

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

1838 SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------


                                                            For the Period June 17, 1996
                                                            (Commencement of Operations)
                                                              through October 31, 1996
                                                            ----------------------------
Increase in Net Assets:
Operations:
   Net investment loss...........................................    $   (8,741)
   Net realized loss on investments during the period............       (46,833)
   Net unrealized appreciation on investments during
      the period.................................................       156,826
                                                                     ----------
   Net increase in net assets resulting from operations .........       101,252
                                                                     ----------

Increase in net assets from Fund share transactions (Note 5) ....     5,326,399
                                                                     ----------

   Increase in net assets .......................................     5,427,651

Net Assets:
   Beginning of period ..........................................             0
                                                                     ----------
   End of period ................................................    $5,427,651
                                                                     ==========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
1838 SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period June 17, 1996 (Commencement of Operations) through October 31, 1996. It should be read in conjunction with the financial statements and notes thereto.



Net Asset Value - Beginning of Period ..................              $10.00
                                                                      ------

Investment Operations:
   Net investment loss .................................               (0.02)
   Net realized and unrealized loss
      on investment ....................................               (0.41)
                                                                      ------
         Total from investment operations ..............               (0.43)
                                                                      ------

Net Asset Value - End of Period ........................              $ 9.57
                                                                      ======

Total Return ...........................................               (4.30)%
Ratios (to average net assets) - Supplemental Data:
   Expenses1 ...........................................                1.25%*
   Net investment loss .................................               (0.52)%*
Portfolio turnover rate ................................               94.38%*
Average commission rate paid ...........................              $ 0.0512
Net assets at end of period (000's omitted).............              $ 5,428

----------
1 Without waivers the annualized ratio of expenses to average daily net assets would have been 4.63% for the period.
*  Annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

Note 1 -- Description of the Fund -- The 1838 Investment Advisors Funds (the "Trust"), a diversified, open-end management investment company, was established as a series Delaware business trust on December 9, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established two series: the 1838 International Equity Fund and the 1838 Small Cap Equity Fund. The 1838 Small Cap Equity Fund (the "Fund") commenced operations on June 17, 1996. The Fund's investment objective is long-term growth. The Fund seeks to achieve its objective by investing primarily in the common stock of domestic companies with relatively small market capitalization, those with a market value of $800 million or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. The Fund will invest in small capitalization companies using a value approach. The 1838 Small Cap Equity Fund is presented in this report.

Note 2 -- Significant Accounting Policies.

Security Valuation -- The Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. At October 31, 1996, there were no securities valued by the Board of Trustees.

Federal Income Taxes -- The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Capital Gain Distributions -- Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing cost basis for securities sold. These distributions will be made annually in December. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Note 3 -- Purchases and Sales of Investment Securities -- Purchases and sales of investment securities (excluding short-term investments) for the period ending October 31, 1996 were $6,844,486 and $1,593,826, respectively. For the period ending October 31, 1996, purchases include $2,764,058 of investment securities received from shareholders in exchange for 280,834 shares of the Fund.

Note 4 -- Advisory Fee and Other Transactions with Affiliates -- The Trust, on behalf of the Fund, employs 1838 Investment Advisors, L.P. (the "Investment Adviser"), a Delaware limited partnership and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Trust. The Investment Adviser supervises the investments of the assets of the Fund in accordance with its investment objective, policies and restrictions.

The Fund pays the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Investment Adviser has voluntarily agreed to waive its advisory fee and reimburse the Fund monthly to the extent that the Fund's total operating expenses will exceed 1.25% of the average daily net assets of the Fund. This undertaking may be rescinded at any time in the

1838 SMALL CAP EQUITY FUND                                     OCTOBER 31, 1996
-------------------------------------------------------------------------------

Note 4 -- Advisory Fee and Other Transactions with Affiliates -- continued

future. The advisory fee for the period ended October 31, 1996 amounted to $12,641, all of which was waived, and an additional $44,428 was reimbursed to the Fund by the Investment Adviser.

Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Trust at the annual rate of 0.15% of the average daily net assets of the Trust on the first $50 million; 0.10% of such assets in excess of $50 million to $100 million; 0.07% of such assets in excess of $100 million to $200 million; and 0.05% of such assets in excess of $200 million. Each series pays its pro-rata portion based upon total Trust assets. Such fees are subject to a minimum fee of $50,000 per year for each series and $15,000 minimum per year for each additional portfolio added to a series. For the period ending October 31, 1996, RSMC's administration fee amounted to $18,768. At October 31, 1996 Administration fees payable to RSMC amounted to $4,247.

Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, has been engaged pursuant to a Distribution Agreement with the Trust to assist in securing purchasers for shares of the Fund. RSD also directly, or through its affiliates, provides investor support services. RSD receives no compensation for distribution of shares of the Fund, except for reimbursement of out-of-pocket expenses. There are no expenses payable to RSD at October 31, 1996.

RSMC serves as Accounting Agent to the Fund. As Accounting Agent, RSMC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust.
At October 31, 1996, Accounting service fees payable to RSMC amounted to $3,397.

RSMC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, RSMC receives a monthly fee computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses. At October 31, 1996, Transfer Agent fees payable to RSMC amounted to $1,500.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Adviser or its affiliates and all personnel of the Trust or the Investment Adviser performing services related to research, statistical and investment activities are paid by the Investment Adviser or its affiliates. There are no fees or expenses payable to the "non-interested" Trustees.

Note 5 -- Fund Share Transactions -- At October 31, 1996, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. Transactions in shares of the Fund were as follows:

                                                For the Period June 17, 1996
                                                (Commencement of Operations)
                                                  through October 31, 1996
                                                ----------------------------
                                                 Shares            Amount
                                                 ------            ------

   Shares sold.........................          596,571         $5,598,237
   Shares redeemed.....................          (29,602)          (271,838)
                                                 -------         ----------
   Net increase .......................          566,969         $5,326,399
                                                                 ==========
   Shares outstanding:
      Beginning of period..............                0
                                                 -------
      End of period....................          566,969
                                                 =======

REPORT OF INDEPENDENT ACCOUNTANTS

1838 SMALL CAP EQUITY FUND
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the 1838 Investment Advisors Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of net assets of the the 1838 Small Cap Equity Fund, a series of the 1838 Investment Advisors Funds, as of October 31, 1996 and the related statements of operations, changes in net assets and the financial highlights for the period June 17, 1996 (commencement of operations) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1838 Small Cap Equity Fund as of October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the period June 17, 1996 (commencement of operations) through October 31, 1996 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 6, 1996

TAX INFORMATION (UNAUDITED)

1 8 3 8 SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------

In January 1997, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1996. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

                                                                       Form N-1A

                                     PART C
                                OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:
                  See "Financial Statements" in Part B of this
                  Registration Statement

         (b)      Exhibits:

                  (1)      Agreement and Declaration of Trust.
                           Incorporated by reference to Exhibit 1 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                  (2)      By-laws.
                           Incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                  (3)      Voting Trust Agreement:
                           Not Applicable.

                  (4)      Specimen copy of each security to be
                           issued by the registrant.
                           Not Applicable.

                  (5)      Investment Advisory Agreements:

                           (a)(i)  Form of Investment Advisory Agreement re:
                                   1838 International  Equity Fund series.
                                   Incorporated by reference to Exhibit 5(a)(i) to Registrant's Registration statement on Form N-1A filed with the U.S. Securities an Exchange Commission on December 13, 1994.

                              (ii) Form of Investment Advisory Agreement re:
                                   1838 Small Cap Equity Fund series.
                                   Incorporated by reference to Exhibit 5(a)(ii) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.



                  (6)      (a)     DISTRIBUTION AGREEMENTS:

                           (i) Form of Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. Incorporated by reference to Exhibit 6(a)(i) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                           (b)     DEALER AGREEMENTS:
                                   Not applicable.

                  (7)       BONUS, PROFIT SHARING AND PENSION CONTRACTS:
                            Not Applicable.

                  (8)       CUSTODIAN AGREEMENT:

                            (a) Form of Custodial Agreement between the Registrant and Wilmington Trust Company. Incorporated by reference to Exhibit 8(a) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                            (b) Form of Custodial Agreement between the Registrant and Bankers Trust Company. Incorporated by reference to Exhibit 8(b) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on March 8, 1995.

                   (9)      OTHER MATERIAL CONTRACTS:

                            (a)    Form of Transfer Agency Agreement with
                                   Rodney Square Management Corporation.
                                   Incorporated by referenced to Exhibit 9(a) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                            (b) Form of Administration Agreement with Rodney Square Management Corporation.
                                   Incorporated by reference to Exhibit 9(b) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                            (c) Form of Accounting Services Agreement with Rodney Square Management Corporation. Incorporated by reference to Exhibit 9(c) to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

                   (10) OPINION AND CONSENT OF COUNSEL AS TO THE LEGALITY OF THE SECURITIES TO BE ISSUED:

                            (a) To be filed by the Registrant on a yearly basis along with its Rule 24f-2 Notice.

                   (11)     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

                   (12)     NOT APPLICABLE

                   (13) LETTER OF UNDERSTANDING RELATING TO INITIAL CAPITAL Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on March 8, 1995.

                   (14)    MODEL PLANS:
                           Not Applicable.

                   (15)    PLANS UNDER RULE 12b-1:
                           Not Applicable.


                   (16)    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                   (17)    FINANCIAL DATA SCHEDULES


                   (18)    NOT APPLICABLE

ITEM 25. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH THE  REGISTRANT:
                   None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES:


                   The number of record holders of securities of the Registrant as of January 17, 1997 is as follows:


                        (1)                                       (2)

                  Title of Class                        Number of Record Holders
                  --------------                        ------------------------


                  1838 International
                   Equity Fund series                              100

                  1838 Small Cap Equity
                    Fund series                                     13



ITEM 27. INDEMNIFICATION

         Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

         Subject to the standards and restrictions set forth in the Trust's Agreement and Declaration of Trust, the Delaware Business Trust Act, section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

         The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees' performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Trust. Further, no indemnification shall be made:

         (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

         (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

         (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

         In any event, the Fund shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if
(a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

         The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the Fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         1838 Investment Advisors, L.P.:

         1838 Investment Advisors, L.P. ("Adviser") serves as investment adviser of each Series of the Registrant. Information as to the partners and officers of the Adviser is included in its Form ADV, File No. 801-33025, filed on August 19, 1988 and most recently supplemented on March 31, 1995, with the Securities and Exchange Commission. Such Form ADV is incorporated by reference herein.


         MeesPierson 1838 Investment Advisors:

         MeesPierson 1838 Investment Advisors ("MeesPierson 1838") is a general partnership whose two general partners are MeesPierson Capital Management, Inc. and the Adviser. Their principal address is 5 Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087.



Item 29. PRINCIPAL UNDERWRITER:

         (a) Rodney Square Distributors, Inc. ("RSD"), the distributor for the Registrant's securities, currently acts as distributor for the following entities:

               The Rodney Square Fund
               The Rodney Square Multi-Manager Fund
               The Rodney Square Tax-Exempt Fund
               The Rodney Square Strategic Fixed-Income Fund

               Heitman Real Estate Fund-Heitman/PRA Institutional Class Kiewit Mutual Fund
               The Olstein Funds
               The Homestate Group
               The Brazos Mutual Funds


         (b) The table below sets forth certain information as to the Distributor's Directors, officers and Control Persons:


                            Positions and Offices               Positions and
Name and Principal            with Rodney Square                 Offices with
 Business Address             Distributors, Inc.                  Registrant
------------------          ----------------------              -------------

Jeffrey O. Stroble           President, Secretary,                    None
1105 North Market St.        Treasurer & Director
Wilmington, DE 19890

Martin L. Klopping           Director                                 None
Rodney Square North
1100 North Market St.
Wilmington, DE 19890

Cornelius G. Curran          Vice President                           None
1105 North Market St.
Wilmington, DE 19890


Item 30. LOCATION OF ACCOUNTS AND RECORDS:

               Each account, book or other document required to be maintained by
         Section 31(a) of the 1940 Act and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant, except for those maintained by the Fund's administrator, transfer agent, dividend paying agent and accounting services agent, Rodney Square Management Corporation, at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890.


Item 31. MANAGEMENT SERVICES:

               There are no management related service contracts not discussed in Part A or Part B.

Item 32. UNDERTAKINGS

         (a)   Inapplicable.

         (b)   Inapplicable.


         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report for the fiscal year ended October 31, 1996, upon request and without charge.

         (d) Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders, as directed by
               Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 1838 Investment Advisors Funds, certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant further certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and the State of Pennsylvania, on the 28th day of January, 1997.

                                             1838 INVESTMENT ADVISORS FUNDS

                                             By:  /s/ W. Thacher Brown
                                                  -----------------------------
                                                  W. Thacher Brown, President

      Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                 Title                             Date
---------                                 -----                             ----

/s/ W. Thacher Brown                President and Trustee               January 28, 1997
------------------------------
  W. Thacher Brown


/s/ George W. Gephart, Jr.          Vice President and Trustee          January 28, 1997
------------------------------
  George W. Gephart, Jr.




                                    Trustee                             January 28, 1997
------------------------------
  Charles D. Dickey, Jr.*


                                    Trustee                             January 28, 1997
------------------------------
  Frank B. Foster, III*


                                    Trustee                             January 28, 1997
------------------------------
  Robert P. Hauptfurher*



/s/ Anna M. Bencrowsky              Vice President                      January 28, 1997
------------------------------       Secretary, Treasurer
  Anna M. Bencrowsky                (Principal Financial Officer)


* By: /s/ W. Thacher Brown
      ------------------------
      W. Thacher Brown,
      Attorney-in-Fact
      (Pursuant to Power of
      Attorney filed herewith)

                                POWER OF ATTORNEY
                                -----------------


         The undersigned officers and trustees of 1838 Investment Advisors Funds (the "Fund") hereby appoints W. THACHER BROWN, GEORGE W. GEPHART, JR. and ANNA
M. BENCROWSKY (each with full power to act alone) as attorney-in-fact and agent, in all capacities, to execute and to file any and all post-effective amendments to the Fund's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and all instruments necessary or desirable in connection therewith. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them. This Power of Attorney may be executed in counterparts.



Signature                                             Title                                   Date
---------                                             -----                                   ----

/s/ W. Thacher Brown                          President and Trustee                     January 12, 1996
-----------------------------------------
  W. Thacher Brown


/s/ George W. Gephart, Jr.                    Vice President and Trustee                January 12, 1996
-----------------------------------------
  George W. Gephart, Jr.



/s/ Charles D. Dickey, Jr.                            Trustee                           January 12, 1996
-----------------------------------------
  Charles D. Dickey, Jr.


/s/ Frank B. Foster, III                              Trustee                           January 12, 1996
-----------------------------------------
  Frank B. Foster, III


/s/ Robert P. Hauptfurher                             Trustee                           January 12, 1996
-----------------------------------------
  Robert P. Hauptfurher


/s/ Anna M. Bencrowsky                               Vice President                     January 12, 1996
------------------------------------------    Assistant Secretary, Treasurer
  Anna M. Bencrowsky

                                                               File No. 33-87298
                                                               File No. 811-8902


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 2


                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                       AND



                                 AMENDMENT NO. 3


                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                         1838 INVESTMENT ADVISORS FUNDS

                                  EXHIBIT INDEX


Item 24(b)
Exhibit No.                Exhibit
-----------                -------

11                         Consent of Certified Public Accountants


16                         Schedules for Computation of Performance Quotations

27                         Financial Data Schedules